Exhibit 10.2

Execution Copy

SECOND AMENDED AND RESTATED

STRATEGIC COLLABORATION AND

LICENSE AGREEMENT

This Second Amended and Restated Strategic Collaboration and License Agreement (the “Agreement”) is executed this January 8, 2015 (the “Second Restatement Date”), between Isis Pharmaceuticals, Inc., a Delaware corporation having an address at 2855 Gazelle Court, Carlsbad, CA 92010 (“Isis”) and Alnylam Pharmaceuticals, Inc., a Delaware corporation having an address at 300 Third Street, Cambridge, MA 02142 (“Alnylam”). Isis and Alnylam may be referred to herein as the “Parties,” or each individually as a “Party.”

GUIDING PRINCIPLES

Isis is the leader in RNA-based drug discovery, has created technology, intellectual property, expertise, facilities and resources to discover and develop oligonucleotide drugs;

Alnylam is the leader in RNAi therapeutics, has developed and acquired intellectual property, expertise and technology in RNAi therapeutics, and is conducting research, drug discovery and development focused on Double Stranded RNA drugs;

Isis and Alnylam desire to create a long-term strategic relationship that will enhance the positions of both companies in RNA-based drug discovery;

Isis will continue to pursue RNA-based drug discovery technology very broadly including all potential mechanisms of action. Isis will work with Alnylam as Isis’ primary means of participating in the potential value of Double Stranded RNA Products, and will not enter into any collaborations with Third Parties the primary purpose of which is to discover Double Stranded RNA Products;

Alnylam will continue to pursue RNAi therapeutics and the use of Double Stranded RNA. Alnylam has no present plans to pursue Single Stranded Products;

Isis and Alnylam are parties to the Amended and Restated Strategic Collaboration and License Agreement dated April 28, 2009 (as amended to date, the “First Restated Agreement”), which amended and restated the Strategic Collaboration and License Agreement dated March 11, 2004 (as amended through April 28, 2009 (the “First Restatement Date”), the “Original Agreement”) to, among other things, provide each Party with certain exclusive licenses to research, develop and commercialize Single Stranded RNAi Products for a limited pool of gene targets, and co-exclusivity in the field of Single Stranded RNAi Compounds; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Isis and Alnylam now wish to amend and restate the First Restated Agreement to (i) reflect the termination of the Research Program and certain rights of Alnylam with respect to Single Stranded RNAi Compounds and Single Stranded RNAi Products, (ii) expand the First Restated Agreement by providing each other (x) non-exclusive licenses to certain additional Patents of the respective Parties and (y) exclusive licenses to research, develop and commercialize oligomeric compounds directed to certain RNA Targets in the Field.

The objectives of the strategic relationship are to:

•	Enhance the leadership of Alnylam in RNAi therapeutics.

•	Enhance the potential of Alnylam to develop Double Stranded RNA drugs.

•	Enhance the patent positions of each Party with respect to certain Double Stranded RNA drugs.

•	Provide Isis with a means for participating in the success of RNAi therapeutics.

•	Enhance the potential of Isis to develop Single Stranded Compound drugs.

•	Provide Alnylam with exclusive rights to research, develop and commercialize oligomeric compounds for certain RNA Targets in the Field.

•	Provide Isis with exclusive rights to research, develop and commercialize oligomeric compounds for certain RNA Targets in the Field.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 1

DEFINITIONS; AMENDMENT AND RESTATEMENT

1.1 Capitalized terms used herein and not defined elsewhere herein have the meanings set forth in Exhibit 1.1.

1.2 Effective as of the Second Restatement Date, this Agreement restates and supersedes the First Restated Agreement as amended through the Second Restatement Date. The terms and conditions of the First Restated Agreement shall apply for the period from the First Restatement Date until the Second Restatement Date unless otherwise provided by this Agreement.

ARTICLE 2

EQUITY INVESTMENT

2.1 In connection with the Original Agreement, Isis purchased from Alnylam 1,666,667 shares of Series D Preferred Stock, at $6.00 per share (i.e., at an aggregate purchase price of $10,000,002).

ARTICLE 3

MANUFACTURING SERVICES RELATIONSHIP

3.1 [Intentionally Deleted]

ARTICLE 4

COLLABORATIVE RESEARCH EFFORTS; PROTECTED TARGETS

4.1 [Intentionally Deleted]

4.2 [Intentionally Deleted]

4.3 Isis Enabled Targets for Single Stranded RNAi.

(a) Enabled Targets. Isis will have a pool (the “Enabled Target Pool”) containing [***] slots for which Isis can designate certain RNA Targets against which Isis intends to research, develop and commercialize a Single-Stranded RNAi Product (each such slot, an “Enabled Target Slot” and any RNA Target occupying such a slot, an “Enabled Target”); provided, however, that, each time Isis designates as a Development Candidate a Single Stranded RNAi Product Designed for one of Isis’

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Enabled Targets, then (i) such Enabled Target will be considered to have graduated from Isis’ Enabled Target Pool (a “Graduated Enabled Target”), (ii) Isis will be permitted to designate a new Enabled Target to fill the open Enabled Target Slot in Isis’ Enabled Target Pool, and (iii) so long as Isis continues to maintain an Active Program for the applicable Single Stranded RNAi Product Designed for the Graduated Enabled Target, such Graduated Enabled Target will remain an Enabled Target of Isis hereunder. For purposes of clarity, except as set forth in 6.1(h)(i) and 6.1(l), as applicable, Isis may not practice the Alnylam Patent Rights to research, develop or commercialize a Single Stranded RNAi Product other than a Single Stranded RNAi Product Designed for one of Isis’ Enabled Targets.

(b) [Intentionally Deleted]

(c) Designating Enabled Targets. From time to time after the Second Restatement Date Isis may designate an RNA Target as an Enabled Target upon written notice to Alnylam; provided, that there is an open Enabled Target Slot in the Enabled Target Pool. At no time during the period commencing with the Second Restatement Date and ending upon the expiration of the Alnylam Exclusive Target Royalty Term may Isis designate an Alnylam Exclusive Target as an Enabled Target.

(d) Removing Enabled Targets. From time to time after the Second Restatement Date Isis may remove an RNA Target from the Enabled Target Pool upon written notice to Alnylam (which removal will create an open Enabled Target Slot). In addition, on an Enabled Target-by-Enabled Target basis, if Isis has not designated a Development Candidate comprising a Single Stranded RNAi Product Designed for the applicable Enabled Target before the [***] year anniversary of the date Isis added the applicable Enabled Target to the Enabled Target Pool, then such RNA Target will be automatically removed from the Enabled Target Pool. Once Isis removes an RNA Target from its Enabled Target Pool (whether voluntarily or by operation of this Section 4.3(d)), such RNA Target shall no longer be deemed an Enabled Target hereunder and Isis will be prevented from later adding such RNA Target to its Enabled Target Pool until [***] months have passed from the date such RNA Target was removed.

(e) [Intentionally Deleted]

(f) Confidentiality. The fact that Isis has designated or removed a particular RNA Target within the Enabled Target Pool is Confidential Information of Isis, subject to the provisions of Article 12. Alnylam shall not disclose such Confidential Information of Isis to any Third Party, including its Third Party collaborators, or use such Confidential Information to guide its own (or its Third Party collaborators’) decisions to pursue particular RNA Targets, but Alnylam can use such Confidential Information to decline a Third Party’s request for a license to such RNA Target.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 5

LICENSES GRANTED BY ISIS TO ALNYLAM

5.1 License Grants. Subject to the terms and conditions of this Agreement, including, but not limited to, the restrictions set forth in Section 5.3, Isis grants Alnylam the following licenses:

(a) Subject to the terms of Section 11.8, under Isis Current Motif and Mechanism Patents and Isis Current Chemistry Patents, a license to research, develop, make, have made, use, import, offer to sell and sell Double Stranded RNA and Double Stranded RNA Products.

(b) [Intentionally Deleted].

(c) Subject to the terms of Section 11.8, under the Isis Current Motif and Mechanism Patents and Isis Current Chemistry Patents, a license to research, develop, make, have made, use, import, offer to sell and sell MicroRNA Products.

(d) [Intentionally Deleted].

(e) A royalty-free, fully paid, license to practice any Know-How disclosed to Alnylam during the performance of this Agreement, subject to the non-disclosure but not the non-use provisions contained in Article 12.

(f) A fully paid, royalty-free license under Isis Manufacturing Patents to research, develop, make, have made, use and import Alnylam Products for Research Use.

(g) Subject to the terms of Section 11.8, under Isis Extended Field Patents, a license to research, develop, make, have made, use, import, offer to sell and sell Double Stranded RNA and Double Stranded RNA Products, other than Alnylam Exclusive Target Products in the Field.

(h) Subject to the terms of Section 11.8, under Isis Exclusive Target Patents, a license to research, develop, make, have made, use, import, offer to sell and sell Alnylam Exclusive Target Products in the Field.

5.2 License Exclusivity, Territory and Sublicenses.

(a) Subject to the terms and conditions of this Agreement, including the restrictions set forth in Section 5.3, the license from Isis to Alnylam granted in Section 5.1(a) is worldwide and co-exclusive (with Isis), with the exclusive right to grant Naked Sublicenses; the licenses from Isis to Alnylam granted in Sections 5.1(c),

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(e), (f), and (g) are worldwide and nonexclusive; and the license from Isis to Alnylam granted in Section 5.1(h) is worldwide and exclusive. Alnylam is not permitted to grant sublicenses under the licenses granted in Sections 5.1(a) through 5.1(e), except that Alnylam is permitted to grant (i) sublicenses in connection with a Bona Fide Discovery Collaboration, (ii) sublicenses in connection with a Development Collaboration, (iii) Naked Sublicenses and (iv) sublicenses under the license granted in Section 5.1(e) in connection with the discovery, development or commercialization of any product. Alnylam is not permitted to grant sublicenses under the licenses granted in Section 5.1(f). Alnylam is not permitted to grant sublicenses under the license granted in Section 5.1(g) except that Alnylam is permitted to grant sublicenses in connection with a Bona Fide Third Party Collaboration. Alnylam is permitted to grant sublicenses under the license granted in Sections 5.1(h) except only that any such sublicense granted with respect to a Single Stranded Compound, Single Stranded Product, Single Stranded RNAi Compound or Single Stranded RNAi Product is subject to Isis’ prior written consent, which consent may be withheld in Isis’ sole discretion. Notwithstanding anything to the contrary in the foregoing, Alnylam is permitted to grant sublicenses under its licenses in Section 5.1 to its Affiliates.

(b) [Intentionally deleted]

(c) Alnylam cannot sublicense its right to grant Naked Sublicenses under this Agreement except that Alnylam may permit its sublicensees to grant further sublicenses in connection with a sublicense to further the research, development or commercialization of an Alnylam Product.

(d) Notwithstanding the foregoing, (i) Alnylam acknowledged and permits the license Isis granted[***], as amended through the First Restatement Date, that granted [***] a nonexclusive license under Isis Current Motif and Mechanism Patents and Isis Current Chemistry Patents for the manufacture and sale of chemically modified oligonucleotides for [***] only and (ii) subject to the exclusive license grant to Alnylam in Section 5.1(h), Isis may continue to grant licenses to Third Parties under the Isis Patent Rights for the purpose of manufacturing and selling oligonucleotides; provided that, to the extent such licenses cover Double Stranded RNA Isis will restrict such licenses to [***] and will exclude Agricultural Field Products from such licenses granted after August 27, 2012.

5.3 Limitations on Licenses.

(a) The licenses granted under Section 5.1(a) through (g) above do not grant any rights to Alnylam to practice the Isis Excluded Technology. The licenses granted under Section 5.1(h) above do not grant any rights to Alnylam to practice the Isis Exclusive Target Excluded Technology. If Alnylam wishes to license any Isis Excluded Technology or Isis Exclusive Target Excluded Technology for which Isis has the right to grant a license or sublicense, Isis will negotiate in good faith an appropriate license.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) Notwithstanding the licenses granted to Alnylam under Section 5.1, Isis retains its rights in the Isis Patent Rights, in the Joint Patents, and in the Isis Extended Field Patents (i) exclusively for the Isis Reserved DS-Targets, (ii) exclusively for the Isis Encumbered Targets, and (iii) exclusively for the Isis Exclusive Targets. Once a particular contractual restriction expires on an Isis Encumbered Target, Alnylam’s licenses under Section 5.1 will no longer be limited under this Section 5.3(b) for such target and such target shall no longer be an Isis Encumbered Target. Isis will update the [***] (as defined in the letter agreement dated March 9, 2004 between Alnylam and Isis) provided to Alnylam prior to the Effective Date and subsequent [***] provided to Alnylam from time to time, to remove targets that are no longer Isis Encumbered Targets promptly upon receipt of a written request from Alnylam to update such [***] , but will not be required to update such [***] more frequently than [***] a Calendar Quarter.

(c) Licenses to Isis Patent Rights, Isis Extended Field Patents and Isis Exclusive Target Patents that are joint patents with Third Parties (i.e., invented by one or more Isis inventors and one or more non-Isis inventors) are licensed subject to the retained rights of any non-Isis inventors and their assignees and licensees. Any such retained rights of non-Isis inventors and their assignees and licensees existing as of the Second Restatement Date are set forth in Exhibit 5.3(c) attached hereto.

(d) Licenses to Isis Patent Rights, Isis Extended Field Patents and Isis Exclusive Target Patents that are subject to contractual obligations between Isis and Third Parties in effect as of the Second Restatement Date are licensed (i) subject to the restrictions and other terms described in the Isis Third Party Agreements, and (ii) with respect to Agricultural Field Products, to the extent Isis has the right under such Third Party Agreements to grant such a license for Agricultural Field Products. Prior to the Second Restatement Date, Isis has provided Alnylam with copies of the Isis Third Party Agreements, provided, that Isis may redact copies of out-licenses Isis has granted Third Parties so long as the redacted terms do not limit Alnylam’s rights hereunder or create obligations for Alnylam. Alnylam hereby agrees to comply, and to cause its sublicensees to comply, with such restrictions and other terms.

(e) Notwithstanding the exclusive nature of the license granted by Isis to Alnylam under Section 5.1(h), Isis may grant Permitted Licenses.

(f) The license to Isis Extended Field Patents granted in Section 5.1(g) does not include any rights with respect to Double Stranded RNA or Double Stranded RNA Products that are designed to modulate any Isis Retained Targets. Isis will endeavor in good faith and use commercially reasonable and diligent efforts to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

take all actions reasonably necessary, without any obligation on the part of Isis to compensate any Person, to enable Isis to grant a license to Alnylam pursuant to Section 5.1(g) with respect to Double Stranded RNA and Double Stranded RNA Products that are designed to modulate each Isis Retained Target other than the Isis Retained Special Target(s), within [***] days after the Second Restatement Date, and will continue to do so until such ability to license Alnylam is obtained with respect to each Isis Retained Target other than the Isis Retained Special Target(s). Isis will promptly notify Alnylam when such ability to license Alnylam is obtained, and effective upon delivery of such notice to Alnylam, the applicable RNA Target will automatically no longer be an Isis Retained Target, and the Parties will update Schedule 1-69 accordingly as promptly as feasible.

5.4 Alnylam Covenant Regarding Sublicensing of Isis Patent Rights. Alnylam shall use good faith efforts to include sublicenses under the licenses under the Isis Patent Rights granted to Alnylam in Sections 5.1(a) in any Third Party collaboration or license agreement in which Alnylam grants rights to develop and commercialize Double Stranded RNA Products, unless the technology covered by such licensed Isis Patent Rights would not reasonably be expected to advance the goals of such Third Party collaboration or license relationship.

5.5 Diligence on Alnylam Exclusive Targets. For each Alnylam Exclusive Target, Alnylam will use Commercially Reasonable Efforts (either on its own, with an Affiliate or in a Bona Fide Third Party Collaboration) to develop and commercialize [***].

ARTICLE 6

LICENSES GRANTED BY ALNYLAM TO ISIS; AND

EXCLUSIVITY COVENANT

6.1 License Grants. Subject to the terms and conditions of this Agreement, including, but not limited to, the restrictions set forth in Section 6.5, Alnylam grants Isis the following licenses:

(a) Subject to the terms of Section 11.8, a fully-paid, royalty-free, nonexclusive license under Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents to research, develop, make, have made, use and import Isis Products other than Isis Single Stranded RNAi Products for Research Use.

(b) [Intentionally Deleted].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c) Subject to the terms of Section 11.8, a nonexclusive license under Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents to research, develop, make, have made, use, import, offer to sell and sell Isis Single Stranded Products.

(d) [Intentionally Deleted].

(e) Subject to the terms of Section 11.8, under the Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents, a nonexclusive license to research, develop, make, have made, use, import, offer to sell and sell MicroRNA Products.

(f) [Intentionally Deleted].

(g) A worldwide, royalty-free, fully paid, nonexclusive license to practice any Know-How disclosed to Isis during the performance of this Agreement, subject to the non-disclosure but not the non-use provisions contained in Article 12.

(h) Subject to the terms of Section 11.8, a worldwide license under the Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents to (i) research, develop, make, have made, use and import Single Stranded RNAi Compounds and Single Stranded RNAi Products for Research Use, and (ii) research, develop, make, have made, use, import, offer to sell and sell Isis Single Stranded RNAi Products. The license granted to Isis under the foregoing clause (i) shall be non-exclusive, and the license granted to Isis under the foregoing clause (ii) shall be exclusive.

(i) [Intentionally Deleted].

(j) Under Alnylam’s rights in Research Program Patents, a royalty-free license for any and all purposes, except to research, develop, make, have made, use, import, offer to sell or sell any (1) oligonucleotides (or chemically modified oligonucleotide analogs) designed to work via the RNase H 1 or 2 mechanism (including any oligonucleotide which has [***]), (2) Double Stranded RNA Products, (3) MicroRNA Products, (4) Single Stranded RNAi Products, or (5) Isis Single Stranded Product.

(k) Subject to the terms of Section 11.8, a nonexclusive license under Alnylam Extended Field Patents to research, develop, make, have made, use, import, offer to sell and sell Single Stranded Products, other than Isis Exclusive Target Products in the Field.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(l) Subject to the terms of Section 11.8, an exclusive license under Alnylam Exclusive Target Patents to research, develop, make, have made, use, import, offer to sell and sell Isis Exclusive Target Products in the Field.

6.2 License Option. For each RNA Target in the Isis DS-Target Pool (as further described below) Alnylam grants Isis an option to obtain (on a Reserved DS-Target-by-Reserved DS-Target basis), subject to the terms and conditions of this Agreement, including, but not limited to, the restrictions set forth in Section 6.5, a non-exclusive license under, subject to the terms of Section 11.8, Alnylam Current Motif and Mechanism Patents, Alnylam Current Chemistry Patents and Alnylam’s rights in Joint Patents, to research, develop, make, have made, use, import, offer for sale and sell Double Stranded RNA Products that are Isis Products.

(a) This option will expire on a Reserved DS-Target-by-Reserved DS-Target basis if Isis has not paid Alnylam the option fee set forth in Section 8.1 below before the earlier of (i) [***] with respect to such Reserved DS-Target, (ii) the [***] anniversary of the date such Reserved DS-Target [***] or the [***] anniversary of the date such Reserved DS-Target [***] with a Third Party and Isis is contractually able to revoke such Third Party’s rights or (iii) the date Isis [***] with respect to such Reserved DS-Target.

(b) For any Reserved DS-Target for which Isis obtains a license from Alnylam under this Section 6.2, Isis will use Commercially Reasonable Efforts (either on its own or in an Antisense Drug Discovery Program or Development Collaboration) to develop and commercialize Double Stranded RNA Products that modulate such Reserved DS-Target.

6.3 Sublicenses.

(a) With respect to any license granted by Alnylam pursuant to Section 6.1(a), or 6.2, Isis may only grant a sublicense to a Third Party solely for (i) the purpose of enabling such Third Party to collaborate with Isis in an Antisense Drug Discovery Program, or (ii) to develop and commercialize an Isis Product in a Development Collaboration. With respect to any license granted by Alnylam pursuant to Section 6.1(c), 6.1(e), 6.1(g), Isis may grant a sublicense to a Third Party in connection with the discovery, development or commercialization of any product. Isis may grant sublicenses under Section 6.1(j). With respect to the licenses granted by Alnylam pursuant to Section 6.1(h), Isis may only grant a sublicense to a Third Party to further the research, development or commercialization of an Isis Single Stranded RNAi Product that Isis has performed on its own (or with Alnylam under the Research Program) and [***] at least [***]% of the work to discover and develop the Isis Single Stranded RNAi Product through the [***] (or a date that is earlier than [***] if requested by Isis and approved in writing by Alnylam, such approval not to be unreasonably withheld). Isis is

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

not permitted to grant sublicenses under the license granted in Section 6.1(k), except that Isis is permitted to grant sublicenses in connection with a Bona Fide Third Party Collaboration. Isis is permitted to grant sublicenses under the license granted in Section 6.1(l), except only that any such sublicense granted with respect to a Double Stranded RNA or a Double Stranded RNA Product is subject to Alnylam’s prior written consent, which consent may be withheld in Alnylam’s sole discretion. Notwithstanding anything to the contrary in the foregoing, Isis is permitted to grant sublicenses under its licenses in Sections 6.1 and 6.2 to its Affiliates.

(b) Notwithstanding anything in this Agreement to the contrary, Isis may not enter into any drug discovery collaboration the primary purpose of which is to discover Double Stranded RNA Products and/or to develop Double Stranded RNA Products to any point up to the [***].

6.4 DS-Target Pool.

(a) Reserved DS-Target Slots. On the Effective Date, Isis will have a pool (the “Isis DS-Target Pool”) containing up to [***] slots for which Isis can designate certain RNA Targets other than the Alnylam Exclusive Targets solely for Antisense Drug Discovery Programs (each such slot, a “DS-Target Slot” and any RNA Target occupying such a slot, a “Reserved DS-Target”); provided, however, that on January 1 of each year starting with January 1, 2007, Isis will gain the right to purchase one additional DS-Target Slot by paying Alnylam [***] per each additional DS-Target Slot. These rights are cumulative and, subject to Section 17.2(c) do not expire during the License Term. Furthermore, in the event that Isis pays the [***] license option fee for a Reserved DS-Target pursuant to Section 8.1, such Reserved DS-Target will be considered to have graduated from the Isis DS-Target Pool, and, subject to Section 6.4(e), Isis will be permitted to designate a new Reserved DS-Target to fill the open DS-Target Slot in the Isis DS-Target Pool. For purposes of clarity, except as permitted under Sections 6.1(h)(i), Isis may not practice the Alnylam Patent Rights to research, develop or commercialize Single Stranded RNAi Products for a Reserved DS-Target unless such Reserved DS-Target is designated as an Enabled Target by Isis pursuant to Section 4.3(a) above.

(b) Initial Designations. The letter delivered by Isis to Alnylam on the Second Restatement Date sets forth the Reserved DS-Targets as of the Second Restatement Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c) Removing/Adding DS-Targets. After the Second Restatement Date and no more than once in any [***] month period (a “Target Reallocation Period”), Isis may do any of the following:

(i) Remove an RNA Target from the Isis DS-Target Pool (which, following such removal will create an open DS-Target Slot); or

(ii) Add a new RNA Target to any open DS-Target Slot (subject to the procedures and provisions of Section 6.4(e).

Notwithstanding the foregoing provisions of this Section 6.4(c), in any Target Reallocation Period, Isis cannot remove a number of Reserved DS-Targets that exceeds the number calculated by dividing the then current number of DS-Target Slots by [***] and rounding down to the nearest whole number. For the purpose of the limitation described in the immediately preceding sentence, removing an RNA Target from the Isis DS-Target Pool and then filling the open DS-Target Slot created by such removal shall count as a single removal. Once Isis removes an RNA Target from the Isis DS-Target Pool, Isis will be prevented from later adding such RNA Target to the Isis DS-Target Pool until [***] months have passed from the date Isis removed such RNA Target.

(d) New Target Request. When Isis wishes to add a new RNA Target to occupy a vacant DS-Target Slot, it will provide Alnylam with written notice (the “Request Notice”) of the RNA Target it wishes to add (the “Proposed Reserved DS-Target”). The Request Notice will include the gene name, and the NCBI accession number or nucleic acid sequence for the Proposed Reserved DS-Target.

(e) New Target Rejection/Approval. Within [***] days of receipt of the Request Notice, Alnylam will give Isis written notice if any of the criteria set forth below applied to such Proposed Reserved DS-Target at the time of Alnylam’s receipt of the Request Notice. If, at such time, the Proposed Reserved DS-Target is (i) subject to Alnylam’s own Active Program [***], (ii) encumbered by a contractual obligation between Alnylam and a Third Party that would preclude Alnylam from granting a license under Section 6.2 with respect to the Proposed Reserved DS-Target, (iii) the subject of Alnylam’s good faith negotiations to enter into a contractual obligation within the [***] months following receipt of the Request Notice with a Third Party (as supported by a written request from such Third Party) that would preclude Alnylam from granting a license under Section 6.2 with respect to the Proposed Reserved DS-Target, or (iv) an Alnylam Exclusive Target, then the Proposed Reserved DS-Target will be rejected and will not become a Reserved DS-Target. If the Proposed Reserved DS-Target is not rejected under this subsection (e), the Proposed Reserved DS-Target will become an Isis Reserved DS-Target. Alnylam will promptly notify Isis in writing if a rejected Proposed Reserved DS-Target later becomes available to be designated as a Reserved DS-Target.

(f) [Intentionally Deleted]

(g) Diligence on Rejected Targets. If (i) Alnylam rejects a Proposed Reserved DS-Target under Section 6.4(e) above and (ii) Alnylam has [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

with respect to such rejected Proposed Reserved DS-Target by the [***] anniversary of the date Alnylam rejected such Proposed Reserved DS-Target if Alnylam is working on such target alone, or the [***] anniversary of the date Alnylam rejected such Proposed Reserved DS-Target if such rejected Proposed Reserved DS-Target is subject to a contractual obligation between Alnylam and a Third Party that would preclude Alnylam from granting a license under Section 6.2 with respect to the rejected Proposed Reserved DS-Target but Alnylam [***], then [***] such rejected Proposed Reserved DS-Target [***].

(h) Diligence Obligations in Third Party Contractual Obligations. With the goal of minimizing contractual encumbrances on Alnylam Patent Rights with respect to RNA Targets in the absence of a reasonable intent to discover and develop products that modulate such RNA Targets by Third Parties with which Alnylam enters into such contractual obligations, Alnylam intends to seek reasonable diligence obligations from Third Parties in negotiating contracts between Alnylam and such Third Parties that would constitute contractual obligations of Alnylam that would preclude Alnylam from granting licenses to Isis under Section 6.2 with respect to Proposed Reserved DS-Targets; or that would prevent Alnylam from granting Isis licenses with respect to Proposed Reserved DS-Targets; provided that Isis hereby acknowledges that such diligence obligations are often heavily negotiated in biotechnology license and collaboration agreements and that this Section 6.4(h) shall not prevent Alnylam from entering into contracts between Alnylam and Third Parties in accordance with Alnylam’s reasonable business judgment.

(i) Confidentiality. The fact that Isis has designated or removed a particular RNA Target within the Isis DS-Target Pool is Confidential Information of Isis, or that Alnylam has rejected a particular RNA Target proposed for a DS-Target Slot or disallowed the redesignation of a particular RNA Target is Confidential Information of Alnylam, subject to the provisions of Article 12. Neither Party shall disclose such Confidential Information of the other Party to any Third Party, including its Third Party collaborators, or use such Confidential Information of the other Party to guide its own (or its Third Party collaborators’) decisions to pursue particular RNA Targets, but Alnylam can use such Confidential Information of Isis to decline a Third Party’s request for a license to such RNA Target.

6.5 Limitations on Licenses.

(a) The licenses granted under Sections 6.1(a) through (k) and 6.2 above do not grant any rights to Isis to practice the Alnylam Excluded Technology. The license granted under Section 6.1(l) above does not grant any rights to Isis to practice the Alnylam Exclusive Target Excluded Technology. The licenses granted under Sections 6.1 and 6.2 above do not grant any rights to Isis to practice the Alnylam Extended Field Patents or the Alnylam Exclusive Target Patents with respect to Agricultural Products in

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

the Agricultural Field. If Isis wishes to license any Alnylam Excluded Technology or Alnylam Exclusive Target Excluded Technology for which Alnylam has the right to grant a sublicense, Alnylam will negotiate in good faith an appropriate license.

(b) Licenses to Alnylam Patent Rights, Alnylam Extended Field Patents or Alnylam Exclusive Target Patents that are joint patents with Third Parties (i.e., invented by one or more Alnylam inventors and one or more non-Alnylam inventors) are licensed subject to the retained rights of any non-Alnylam inventors and their assignees and licensees. There are no Alnylam Current Chemistry Patents or Alnylam Current Motif and Mechanism Patents subject to such retained rights. To Alnylam’s knowledge, as of the Second Restatement Date, there are no Alnylam Extended Field Patents or Alnylam Exclusive Target Patents subject to such retained rights.

(c) Licenses to Alnylam Patent Rights, Alnylam Extended Field Patents and Alnylam Exclusive Target Patents that are subject to contractual obligations between Alnylam and Third Parties in effect as of the Second Restatement Date are licensed subject to the restrictions and other terms of the Alnylam Third Party Agreements. Prior to the Second Restatement Date, Alnylam has provided Isis with copies of the Alnylam Third Party Agreements, the Stanford Agreement and the CRT Agreement, provided in each case Alnylam may redact copies of out-licenses Alnylam has granted Third Parties so long as the redacted terms do not limit Isis’ rights hereunder or create obligations for Isis. Isis hereby agrees to comply, and to cause its sublicensees to comply, with such restrictions and other terms.

(d) Notwithstanding anything to the contrary herein, the licenses to Alnylam Patent Rights hereunder initially shall not include licenses to Patents:

(i) licensed by Alnylam under the Agreement effective as of September 17, 2003 between The Board of Trustees of the Leland Stanford Junior University (“Stanford University”) and Alnylam Pharmaceuticals, Inc. (as amended, the “Stanford Agreement”); provided that with respect to any such licensed Patents that are or become issued Patents, Isis shall have the option of expanding its licenses to Alnylam Patent Rights, Alnylam Extended Field Patents and/or Alnylam Exclusive Target Patents (as applicable) hereunder to include such issued Patents by notifying Alnylam of such election and paying to Alnylam, in addition to all amounts otherwise payable to Alnylam hereunder (and without any right under Section 8.2 to reduce such otherwise payable amounts as a consequence of such additional payment amounts), all amounts that become payable by Alnylam to Stanford University pursuant to the Stanford Agreement as a result of such expansion of Isis’ licenses and Isis’ (and its Affiliates’ and sublicensees’) exercise of its rights thereunder. Upon exercise of such option, the Stanford Agreement will be an Alnylam Third Party Agreement and Exhibit 6.5(c) updated accordingly, such Patents will be licensed to Isis subject to the restrictions and other terms of the Stanford Agreement and Isis hereby agrees to comply, and to cause its sublicensees to comply, with such restrictions and other terms;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii) licensed by Alnylam under the License Agreement effective July 18, 2003 between Cancer Research Technology Limited (“CRT”) and Alnylam Pharmaceuticals, Inc. (as amended, the “CRT Agreement”); provided that with respect to any such licensed Patents that are or become issued Patents, Isis shall have the option of expanding its licenses to Alnylam Patent Rights, Alnylam Extended Field Patents and/or Alnylam Exclusive Target Patents (as applicable) hereunder to include such issued Patents by notifying Alnylam of such election and paying to Alnylam, in addition to all amounts otherwise payable to Alnylam hereunder (and without any right under Section 8.2 to reduce such otherwise payable amounts as a consequence of such additional payment amounts), all amounts that become payable by Alnylam to CRT pursuant to the CRT Agreement as a result of such expansion of Isis’ licenses and Isis’ (and its Affiliates’ and sublicensees’) exercise of its rights thereunder. Upon exercise of such option, the CRT Agreement will be an Alnylam Third Party Agreement and Exhibit 6.5(c) updated accordingly, such Patents will be licensed to Isis subject to the restrictions and other terms of the CRT Agreement and Isis hereby agrees to comply, and to cause its sublicensees to comply, with such restrictions and other terms;

(iii) that are Additional Rights (as defined in Section 11.8) Controlled by Alnylam’s wholly-owned subsidiary Sirna Therapeutics, Inc. as of the Second Restatement Date. If during the License Term Isis wishes to include such Additional Rights under the licenses granted to it by Alnylam pursuant to Article 6, Isis will notify Alnylam of its desire to do so and will assume all financial and other obligations to the licensors and/or sellers of such Additional Rights to Alnylam arising from the grant to Isis of such licenses. The Parties will negotiate in good faith regarding sharing any upfront payments or similar acquisition costs incurred by Alnylam to acquire such Additional Rights.

(e) Notwithstanding the licenses and other rights granted to Isis under Sections 6.1 and 6.2, Alnylam retains its rights in the Alnylam Patent Rights, the Joint Patents and the Alnylam Extended Field Patents exclusively for Alnylam Exclusive Targets. Notwithstanding the exclusive nature of the license granted by Alnylam to Isis under Section 6.1(l), Alnylam may grant Permitted Licenses.

(f) The license to Alnylam Extended Field Patents granted in Section 6.1(k) does not include any rights with respect to Single Stranded Products that are designed to modulate any Isis Retained Targets.

6.6 Alnylam Covenant to Isis Regarding Exclusivity for Single Stranded RNAi Products. Alnylam hereby covenants to Isis, that, after the Second Restatement Date, Alnylam will not itself, and will not grant to a Third Party a license under the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Alnylam Current Motif and Mechanism Patents, Alnylam Current Chemistry Patents, and/or Alnylam’s rights in any Joint Patents or Research Program Patents to, research, develop, make, have made, use, import, offer to sell and sell Single Stranded RNAi Compounds or Single Stranded RNAi Products, except Alnylam may (i) research, develop, make, have made, use and/or import Single Stranded RNAi Compounds or Single Stranded RNAi Products that are not Isis Exclusive Target Products for [***]; (ii) and may grant licenses to Third Parties to, research, develop, make, have made, use and/or import Alnylam Exclusive Target Products; and (iii) continue to grant licenses to Third Parties for the purpose of manufacturing and selling oligonucleotides; provided that, to the extent such licenses cover Single Stranded RNAi Compounds, Alnylam will restrict such licenses to [***]. For purposes of clarity, this Section 6.6 will not preclude Alnylam from (A) itself using [***], or (B) granting any Third Party a license under the [***].

6.7 Diligence on Isis Exclusive Targets. For each Isis Exclusive Target, Isis will use Commercially Reasonable Efforts (either on its own, with an Affiliate or in a Bona Fide Third Party Collaboration) [***].

ARTICLE 7

LICENSE FEES AND ROYALTIES PAYABLE TO ISIS

7.1 License Fees.

(a) In connection with the Original Agreement, Alnylam paid Isis an initial, irrevocable, noncreditable and non-refundable license fee of $5,000,000.

(b) In connection with the First Restated Agreement, Alnylam paid Isis an additional, irrevocable, noncreditable and non-refundable license fee of $11,000,000.

7.2 Royalties.

(a) Subject to the terms and conditions of, and during the term of, this Agreement, Alnylam will pay to Isis royalties on sales of Alnylam Double Stranded RNA Products (other than Agricultural Field Products) by Alnylam, its Affiliates or sublicensees (except Naked Sublicensees) equal to [***]% of Net Sales of such Products. Alnylam may reduce the royalty due under this section by [***]% of any additional royalties that Alnylam owes to Third Parties on such Alnylam Double Stranded RNA Product (other than an Agricultural Field Product) that arise from Alnylam acquiring access to new technologies after the Effective Date; provided, however that (x) the royalty due under this section can never be less than a floor of [***]% and (y) additional royalties arising as the result of the addition, pursuant to Section 11.8, of Isis Current Chemistry Patents, Isis Current Motif and Mechanism Patents to the Isis Patent Rights licensed to Alnylam cannot be used to reduce the royalty.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) Subject to the terms and conditions of this Agreement, and during the Alnylam Extended Field Royalty Term, Alnylam will pay to Isis royalties on sales of Alnylam Extended Field Products (other than Agricultural Field Products) by Alnylam, its Affiliates or sublicensees equal to [***]% of Net Sales of such Products.

(c) Subject to the terms and conditions of this Agreement, and during the Alnylam Exclusive Target Royalty Term, Alnylam will pay to Isis royalties on sales of Alnylam Exclusive Target Products (other than Agricultural Field Products) by Alnylam, its Affiliates or sublicensees equal to [***]% of Net Sales of such Products. Upon expiration of the Alnylam Exclusive Target Royalty Term, the license granted under Section 5.1(h) will terminate.

(d) Subject to the terms and conditions of, and during the term of, this Agreement, Alnylam will pay to Isis royalties on sales of Agricultural Field Products by Alnylam, its Affiliates or sublicensees equal to [***]% of Agricultural Field Product Net Sales. Alnylam may not reduce the royalty due under this subsection (d) for any additional royalties that Alnylam owes to Third Parties on such Agricultural Field Products.

(e) The royalties payable to Isis pursuant to Section 7.2(c) are in addition to, and not in lieu of, the royalties payable to Isis pursuant to Section 7.2(a). Specifically, if an Alnylam Exclusive Target Product (other than an Agricultural Field Product) is subject to the payment of royalties to Isis pursuant to Section 7.2(c) during the applicable Alnylam Exclusive Target Royalty Term and is also an Alnylam Double Stranded RNA Product, then the royalty calculated pursuant to Section 7.2(a) above will also be payable to Isis with respect to such Alnylam Exclusive Target Product for so long as such Alnylam Exclusive Target Product is an Alnylam Double Stranded RNA Product. However, if an Alnylam Exclusive Target Product that is subject to the payment of royalties to Isis pursuant to Section 7.2(c) is also an Alnylam Extended Field Product, it will not be subject to additional royalties under Section 7.2(b). Otherwise, only one royalty shall be due under this Section 7.2 with respect to the same unit of Product and if during any period the application of Sections 7.2(a), (b) and/or (c) to such Product in a country would result in different royalty rates being applied in order to calculate the royalty due with respect to Net Sales of such Product in such country in such period, then the greatest applicable royalty rate shall be applied.

7.3 Research and Development Milestones.

(a) [Intentionally Deleted]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) [Intentionally Deleted]

(c) Double Stranded Development Milestones. Alnylam, its Affiliates or sublicensees (except Naked Sublicensees) will pay to Isis the following milestone payments for each Alnylam Double Stranded RNA Product within [***] days after the first achievement of each of the following events:

Milestone Event	Milestone Payment
Initiation of Phase I Trial	US$	375,000
Initiation of Phase III Trial	US$	750,000
Filing NDA	US$	[***]
Marketing Approval	US$	[***]

Each milestone payment under this Section 7.3(c) will only be due on the [***] Alnylam Double Stranded RNA Product that modulates a particular RNA Target to trigger such milestone payment, whether such milestone is achieved by Alnylam or an Affiliate or sublicensee of Alnylam.

Notwithstanding the foregoing, the provisions of this Section 7.3(c) shall not apply to any Agricultural Field Product.

(d) MicroRNA Milestone. Alnylam, its Affiliates or sublicensees will pay to Isis a milestone payment of US$[***] for the [***] MicroRNA Product that is an Alnylam Product that modulates a particular RNA Target within [***] days after such MicroRNA Product reaches the initiation of [***], and not for any other MicroRNA Product that is an Alnylam Product that modulates the particular RNA Target.

7.4 Sublicensing Revenue on Naked Sublicenses. With respect to Sublicense Revenue from each Naked Sublicense granted by Alnylam and its Affiliates under this Agreement, Alnylam will pay Isis within [***] days following receipt by Alnylam of such Sublicense Revenue (a) fifty percent (50%) of all such Sublicense Revenue that does not constitute royalty payments, and (b) [***] percent ([***]%) of the amount that remains of the total royalties received under such Naked Sublicense after Alnylam has paid the royalties that are due from Alnylam to any Third Parties in connection with such Naked Sublicense.

7.5 Technology Access Fees from Certain Collaborations.

(a) Alnylam will pay Isis a percentage of Technology Access Fees received by Alnylam and its Affiliates pursuant to Bona Fide Discovery Collaborations and Development Collaborations entered into between Alnylam and a

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Third Party. Alnylam shall make such payment to Isis within [***] days following receipt by Alnylam of such Technology Access Fees. Such percentage will be calculated based on the year in which Alnylam executes such Bona Fide Discovery Collaboration or Development Collaboration agreement using the following table:

Year	2004/2005		2006		2007		2008+
Applicable Percentage	[***]	%	[***]	%	[***]	%	[***]	%

However, Alnylam may credit any milestone payments made by Alnylam under Section 7.3(c) above with respect to an Alnylam Double Stranded RNA Product against any Technology Access Fees that are later due under a Bona Fide Discovery Collaboration or Development Collaboration that involves the same Alnylam Double Stranded RNA Product that triggered such milestone payment.

If Alnylam grants a sublicense under the Isis Exclusive Target Patents where the Patents sublicensed thereunder include Patents that are also Isis Patent Rights, then such sublicense will be treated as a Bona Fide Discovery Collaboration for purposes of this Section 7.5(a) and Alnylam will pay Isis a percentage of Technology Access Fees received by Alnylam and its Affiliates in connection with such sublicense. However, if Alnylam grants a sublicense under the Isis Exclusive Target Patents and/or the Isis Extended Field Patents and the Patents sublicensed thereunder do not include Isis Patent Rights (and do not include Isis Exclusive Target Patents that are also Isis Patent Rights), then no payments are due under this Section 7.5(a).

(b) Notwithstanding the foregoing, for any Bona Fide Discovery Collaboration or Development Collaboration agreement, Alnylam will pay Isis a minimum fee, payable upon the first Alnylam Product other than a Single Stranded RNAi Product developed pursuant to such Bona Fide Discovery Collaboration agreement reaching [***] (in which event Alnylam shall pay Isis such minimum fee within [***] days following such initiation of [***]) or within [***] days after the execution of such Development Collaboration agreement, equal to the lesser of (i) [***] or (ii) [***]% of the Technology Access Fees from such collaboration; provided, however that Alnylam may credit any amounts paid Isis pursuant to Section 7.5(a) above as the result of the same Bona Fide Discovery Collaboration or Development Collaboration agreement against this minimum fee with such amounts credited only once, and provided further that if following such payment, additional Technology Access Fees are owed to Isis for such Bona Fide Discovery Collaboration or Development Collaboration, the amounts paid under this Section 7.5(b) (after crediting of any previous Technology Access Fees paid under Section 7.5(a) in accordance with the immediately preceding proviso) will be creditable against such future Technology Access Fees. Notwithstanding the foregoing, the provisions of this Section 7.5(b) shall not apply to any Bona Fide Discovery Collaboration involving solely Agricultural Field Products.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

7.6 Allocation of Sublicense Income. Each time Alnylam enters into a collaboration or license agreement pursuant to which Alnylam grants a sublicense under the Isis Patent Rights to a Third Party that only relates to Double Stranded RNA (an “Isis IP Sublicense”), the CEO of Isis and the CEO of Alnylam will mutually discuss and agree in writing upon a good faith determination as to whether such Isis IP Sublicense is a Naked Sublicense or a Bona Fide Discovery Collaboration or Development Collaboration or Bona Fide Third Party Collaboration. Within [***] days following the execution of each Isis IP Sublicense, Alnylam, through its CEO, will provide Isis’ CEO a reasonably detailed and accurate description of such Isis IP Sublicense for the purpose of enabling the CEOs to perform the determination and allocation described in this Section 7.6.

7.7 Revenue Sharing for Research Program Patents. Alnylam will pay Isis 50% of any payments received by Alnylam and its Affiliates pursuant to licenses granted by Alnylam to a Third Party under the Research Program Patents for any and all purposes, except to research, develop, make, have made, use, import, offer to sell or sell any (1) oligonucleotides (or chemically modified oligonucleotide analogs) designed to work via the RNase H 1 or 2 mechanism (including any oligonucleotide which has [***]), (2) Double Stranded RNA Products, (3) MicroRNA Products, (4) Single Stranded RNAi Products, (5) Isis Single Stranded Product, or (6) Alnylam Exclusive Target Products. Alnylam shall make such payment to Isis within [***] days following receipt by Alnylam of such payments.

ARTICLE 8

LICENSE FEES, SUBLICENSE REVENUE AND

ROYALTIES PAYABLE TO ALNYLAM

8.1 Option Fee. For each Isis Reserved DS-Target for which Isis exercises its option granted pursuant to Section 6.2, Isis will pay Alnylam an irrevocable, noncreditable and non-refundable option fee of $[***] due upon the date of exercise. Isis may credit any $[***] payment made under Section 6.4(a) for the DS-Target Slot occupied by such Reserved DS-Target against this option fee. The option fee is only payable once per RNA Target.

8.2 Royalties.

(a) Subject to the terms and conditions of, and during the term of, this Agreement, Isis will pay to Alnylam royalties on sales of Double Stranded RNA

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Products that are Isis Products by Isis, its Affiliates or sublicensees equal to [***]% of Net Sales. Isis may reduce the royalty due under this section by [***]% of any additional royalties that Isis owes to Third Parties on such Double Stranded RNA Products that are Isis Products that arise from Isis acquiring access to new technologies after the Effective Date; provided, however, that (i) the royalty due under this section can never be less than a floor of [***]%, (ii) additional royalties arising as the result of the addition, pursuant to Section 11.8, of Alnylam Current Chemistry Patents or Alnylam Current Motif and Mechanism Patents to the Alnylam Patent Rights licensed to Isis, or as the result of an expansion of Isis’ licenses pursuant to Section 6.5(d), cannot be used to reduce the royalty and (iii) Isis shall not be entitled to reduce, pursuant to this sentence, its royalty obligation to Alnylam below a royalty obligation equal to the lesser of (y) Alnylam’s aggregate royalty obligations [***] existing as of the Effective Date [***] and (z) Alnylam’s aggregate royalty obligations to [***] as such obligations may be reduced from time to time after the Effective Date.

(b) Subject to the terms and conditions of, and during the term of, this Agreement, Isis will pay to Alnylam royalties on Net Sales of Isis Single Stranded RNAi Products by Isis, its Affiliates or sublicensees equal to [***]% of Net Sales; provided, however, that if Isis is the subject of an Acquisition, the royalty payable under this Section 8.2(b) on the Net Sales of Isis Single Stranded RNAi Products following such Acquisition will be [***]%.

(c) Subject to the terms and conditions of this Agreement, and during the Isis Extended Field Royalty Term, Isis will pay to Alnylam royalties on sales of Isis Extended Field Products by Isis, its Affiliates or sublicensees equal to [***]% of Net Sales of such Products.

(d) Subject to the terms and conditions of this Agreement, and during the Isis Exclusive Target Royalty Term, Isis will pay to Alnylam royalties on sales of Isis Exclusive Target Products by Isis, its Affiliates or sublicensees equal to [***]% of Net Sales of such Products. Upon expiration of the Isis Exclusive Target Royalty Term, the license granted under Section 6.1(l) will terminate.

(e) The royalties payable to Alnylam pursuant to Section 8.2(d) are in addition to, and not in lieu of, the royalties payable to Alnylam pursuant to Sections 8.2(a) and (b), as applicable. Specifically, if an Isis Exclusive Target Product is subject to the payment of royalties to Alnylam pursuant to Section 8.2(d) during the applicable Isis Exclusive Target Royalty Term and is also a Double Stranded RNA Product that is an Isis Product or an Isis Single Stranded RNAi Product, as the case may be, then the royalty calculated pursuant to Section 8.2(a) or (b), as applicable, will also be payable to Alnylam with respect to such Isis Exclusive Target Product for so long as such Isis Exclusive Target Product is a Double Stranded RNA Product that is an Isis Product or an Isis Single Stranded RNAi Product, as the case may be. However, if an Isis

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exclusive Target Product that is subject to the payment of royalties to Alnylam pursuant to Section 8.2(d) is also an Isis Extended Field Product, it will not be subject to additional royalties under Section 8.2(c).

8.3 Development Milestones.

(a) Subject to Section 8.4, Isis, its Affiliates or sublicensees will pay to Alnylam the following milestone payments for each Double Stranded RNA Product that is an Isis Product within [***] days after the first achievement of each of the following events:

Milestone Event	Milestone Payment
Initiation of Phase I Trial	US$	[***]
Initiation of Phase III Trial	US$	[***]
Filing NDA	US$	[***]
Marketing Approval	US$	[***]

Each milestone payment under this Section 8.3(a) will only be due on [***] Double Stranded RNA Product that is an Isis Product that modulates a particular RNA Target to trigger such milestone payment, whether such milestone is achieved by Isis or an Affiliate or sublicensee of Isis.

(b) Isis, its Affiliates or sublicensees will pay to Alnylam a milestone payment of US$[***] for the [***] Isis Single Stranded Product that is an Isis Product that modulates a particular RNA Target within [***] days after such Isis Single Stranded Product reaches the initiation of IND-Enabling Studies, and not for any other Isis Single Stranded Product that modulates that particular RNA Target.

(c) Isis, its Affiliates or sublicensees will pay to Alnylam a milestone payment of US$[***] for the [***] MicroRNA Product that is an Isis Product that modulates a particular RNA Target within [***] days after such MicroRNA Product reaches the initiation of [***], and not for any other MicroRNA Product that is an Isis Product that modulates the particular RNA Target.

8.4 Sublicense Income on Single Stranded RNAi Sublicenses.

(a) With respect to Sublicense Revenue from each sublicense (or right to obtain a sublicense) related to an Isis Single Stranded RNAi Product granted by Isis and its Affiliates under this Agreement after the Second Restatement Date, Isis will pay Alnylam, within [***] days following receipt by Isis of such Sublicense Revenue, [***] percent ([***]%) of all such Sublicense Revenue that does not constitute royalty payments.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) In the event that Isis enters into an Antisense Drug Discovery Program pursuant to which Isis (i) grants a sublicense under the Alnylam Patent Rights to further develop and/or commercialize an Isis Single Stranded RNAi Product, (ii) commits to discover and/or develop Double Stranded RNA Products or single stranded oligonucleotides that are not Single Stranded RNAi Compounds, or (iii) grants a license or sublicense to intellectual property which would not otherwise result in any amounts becoming payable to Alnylam hereunder (an “Other Isis Sublicense”), then in determining the applicable payment due from Isis to Alnylam in connection with such Antisense Drug Discovery Program, the CEO of Isis and the CEO of Alnylam will mutually agree in writing upon a good faith allocation of the consideration received by Isis under such Antisense Drug Discovery Program between and among the consideration attributable to the components of such Antisense Drug Discovery Program that qualify as (x) a sublicense to further develop and/or commercialize an Isis Single Stranded RNAi Product, (y) a collaboration to discover and/or develop Double Stranded RNA Products or single stranded oligonucleotides that are not Single Stranded RNAi Compounds, and (z) an Other Isis Sublicense; and Isis will pay Alnylam Sublicense Income Fees under Section 8.4(a) in accordance with such allocation. Within [***] days following the execution of each such transaction, Isis, through its CEO, will provide Alnylam’s CEO a reasonably detailed and accurate description of such transaction for the purpose of enabling Alnylam’s CEO to perform the allocation described in this Section 8.4(b).

8.5 [Intentionally Deleted]

ARTICLE 9

OTHER PAYMENT TERMS

9.1 Payments. All payments by a Party under this Agreement will be made in United States dollars by bank wire transfer in next day available funds to such bank account in the United States designated in writing by Alnylam or Isis, from time to time. Royalties payable under Sections 7.2 and 8.2 shall be payable on a quarterly basis within 45 days after the end of each Calendar Quarter. The Party with such royalty obligation (the “Royalty-Paying Party”) shall provide the other Party with a report setting forth (i) gross sales of Products, as applicable, by the Royalty-Paying Party, its Affiliates and sublicensees, (ii) all deductions from such gross sales taken in calculating Net Sales, (iii) Net Sales of Products, as applicable, by the Royalty-Paying Party, its Affiliates and sublicensees, (iv) royalties payable based on such Net Sales and (v) all other information relevant to the calculation of such royalties, on a Product-by-Product and country-by-country basis, for each Calendar Quarter within [***] days after the end of such Calendar Quarter.

9.2 Late Payments; Collections. In the event that any payment, including royalty, milestone, Sublicense Revenue or Technology Access Fee payments, due

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

hereunder is not made when due, the payment will bear interest from the date due at the lesser of (i) 1.5% per month, compounded monthly, or (ii) the highest rate permitted by law; provided, however, that in no event will such rate exceed the maximum legal annual interest rate. If a Party disputes in writing the amount of an invoice presented by the other Party within [***] days of receipt of such invoice, interest will only be due on the correct amount as later determined or agreed. The payment of such interest will not limit a Party from exercising any other rights it may have as a consequence of the lateness of any payment. In addition, each Party agrees to pay all external costs of collection, including reasonable attorneys’ fees, incurred by the other Party in enforcing the payment obligations after a due date has passed under this Agreement.

9.3 Audit Rights.

(a) Upon the written request of Isis or Alnylam, as the case may be, and not more than once in each calendar year, Isis or Alnylam will permit the other Party’s independent certified public accountant to have access upon reasonable advance notice and during normal business hours to its records as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for the current year and the preceding 2 years prior to the date of such request. The accounting firm will disclose to the auditing Party only whether the royalty reports are correct or incorrect, the specific details concerning any discrepancies, and the corrected amount of Net Sales and royalty payments. No other information will be provided to the auditing Party. Once a Party has audited a particular calendar year under this section, the Party will be precluded from subsequently auditing such calendar year. In any sublicense granted by a Party under this Agreement, such Party will endeavor to secure a similar audit right and if reasonably requested by the other Party will enforce such audit right.

(b) If such accounting firm concludes that additional royalties were owed during such period, the delinquent Party will pay the additional royalties within 90 days of the date such Party receives the accounting firm’s written report. The fees charged by such accounting firm will be paid by the auditing Party unless the additional royalties, milestones or other payments owed by the audited Party exceed 5% of the royalties, milestones or other payments paid for the time period subject to the audit, in which case the audited Party will pay the reasonable fees and expenses charged by the accounting firm.

(c) Each Party will treat all financial information subject to review under this Section 9.3 or under any sublicense agreement in accordance with the confidentiality provisions of Article 12, and will cause its accounting firm to enter into an acceptable confidentiality agreement obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.4 Taxes. If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in Article 7 or 8, each Party will make such withholding payments as required and subtract such withholding payments from the payments set forth in Article 7 or 8. Each Party will submit appropriate proof of payment of the withholding taxes to the other Party within a reasonable period of time. The Parties will cooperate to obtain the appropriate tax clearance and/or recover any such withholdings if possible.

ARTICLE 10

ALNYLAM RIGHTS OF FIRST NEGOTIATION; PREFERRED LICENSEE

10.1 Right of First Negotiation. Isis will notify Alnylam in writing once (i) Isis, on its own with no subsequent rights to Third Parties, intends to initiate [***] for an Isis Product that is a Double Stranded RNA Product or (ii) if a Third Party with which Isis has a Development Collaboration or a collaboration on an [***] an Isis Double Stranded RNA Product before or during clinical development or commercialization with no subsequent rights to Third Parties. Alnylam will have [***] days from the receipt of such notice to notify Isis in writing whether or not Alnylam wishes to negotiate with Isis regarding the development and/or commercialization of such Isis Product. If Alnylam fails to respond to Isis’ notice within the [***] days or if Alnylam declines in writing to exercise its right of first negotiation, then Isis will be free to develop and commercialize (either on its own or with a Third Party) the Isis Product. If Alnylam wishes to negotiate a license or development or commercialization rights in such Isis Product, the Parties will negotiate in good faith the terms of the license or collaboration agreement. If, despite good faith negotiations, Alnylam and Isis do not reach agreement within [***] days from Alnylam’s exercise of its right of first negotiation, then Isis will be free to develop and commercialize (either on its own or with a Third Party) the Isis Product; provided that during the period prior to the latest of (x) the initiation of [***] the Isis Product, (y) the [***] anniversary of the commencement of [***] for the Isis Product or (z) in the case of an Isis Product [***] after the commencement of [***], the [***] anniversary of Isis’ notice to Alnylam [***], Isis shall not enter into a license or collaboration agreement with a Third Party for such Isis Product on terms (the “More Favorable Terms”) that are in the aggregate materially more favorable to the Third Party than the terms on which Isis most recently offered in writing to grant such rights to Alnylam without first offering the More Favorable Terms to Alnylam.

10.2 Preferred Licensee. If, after the Effective Date, Alnylam grants to any Third Party that is not a Major Pharmaceutical Company a license under the Alnylam Patent Rights to develop and commercialize Double Stranded RNA Products, then if (a) either (i) the [***] terms of such license are more favorable to the Third Party than the [***] terms hereunder with respect to Isis Products are to Isis or (ii) the [***] covered by such license exceeds the [***] potentially licensed to Isis hereunder for development and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

commercialization of Double Stranded RNA Products, and (b) the roles to be played by Alnylam and such Third Party in the development and commercialization of Double-Stranded RNA Products under such Third Party license, the nature of the RNA Targets covered by such Third Party license and any other relevant terms of such Third Party license do not collectively justify the conditions described in the preceding clauses (a)(i) and/or (a)(ii), then Alnylam shall modify the terms of its licenses to Isis hereunder with respect to such conditions so that they are reasonably equivalent to those granted to the Third Party. The Parties agree that the provisions of this Section 10.2 shall not apply to licenses involving solely Agricultural Field Products.

ARTICLE 11

INTELLECTUAL PROPERTY

11.1 Ownership of Inventions.

(a) Each Party will solely own all inventions, technology, discoveries, or other proprietary property (collectively, “Inventions”) that are made (as determined by U.S. rules of inventorship) solely by employees of or consultants to that Party under this Agreement.

(b) Isis and Alnylam will jointly hold title to all Inventions, whether or not patentable, that are made (as determined by the U.S. rules of inventorship) jointly by employees of or consultants to Isis and Alnylam, as well as to Patents filed thereon. Such Inventions will be “Joint Inventions,” and Patents claiming such Joint Inventions will be “Joint Patents.” Isis and Alnylam will promptly provide each other with notice whenever a Joint Invention is made. The Parties agree and acknowledge that, except insofar as this Agreement provides otherwise, the default rights conferred on joint owners under US patent law, including the right of each Party to independently practice, license and use a Joint Patent, will apply in relation to the Joint Patents throughout the world as though US patent law applied worldwide.

(c) The Parties agree, upon reasonable request, to execute any documents reasonably necessary to effect and perfect each other’s ownership of any Invention.

11.2 Filing and Prosecution of Patent Rights.

(a) [Intentionally Deleted]

(b) Except as set forth in Sections 11.2(f) and 11.2(h) below, Isis will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Isis Patent Rights, the Isis Extended Field Patents and the Isis Exclusive Target Patents.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c) Except as set forth in Section 11.2(g) and 11.2(h) below, Alnylam will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Alnylam Patent Rights, the Alnylam Extended Field Patents and the Alnylam Exclusive Target Patents.

(d) Each Party will endeavor in good faith to coordinate its efforts with those of the other Party to minimize or avoid interference with the prosecution of the Patents that are licensed under this Agreement. Neither Party will initiate or participate in any opposition, reexamination, interference, litigation, inter partes review, post grant review or other proceeding for the purpose of narrowing or invalidating any claim in a Patent of the other Party; provided, however, that either Party may assert invalidity or non-infringement as a defense in any court proceeding bought by the other Party asserting infringement of a granted Patent that is not a Patent then licensed under this Agreement. Notwithstanding the above, if an interference is declared by the Patent and Trademark Office between two or more of the Parties respective Patents, the Parties agree to use good faith diligent efforts to resolve matters of priority and patentability and reach agreement or understanding as to patentable claims enjoying priority. In the event the Parties do not reach such agreement or understanding within [***] months after declaration of the interference by the Patent and Trademark Office (or such shorter period as necessary to comply with the Patent and Trademark Office calendar), then the Parties agree to submit such matter to arbitration under Section 17.6 and that the Party determined not to have priority of invention with request and agree to adverse judgment either by way of concession of priority or unpatentability or by disclaimer or abandonment of the contest according to the rules of interference practice in existence at the time. The Parties agree to file with the Patent and Trademark Office all agreements pertaining to settlement of the interference in accordance with the rules of interference practice in existence at the time.

(e) At the non-prosecuting Party’s request, the other Party will keep the requesting Party reasonably informed, and provide documentation, of all material matters relating to the preparation, filing, prosecution and maintenance of any designated Patent licensed to the non-prosecuting Party under this Agreement.

(f) Alnylam will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the (i) Isis Exclusive Target Patents that (1) claim (x) an oligomeric compound that hybridizes to and modulates an Alnylam Exclusive Target or (y) a method of using such oligomeric compound in the Field and (2) cover the manufacture, sale or use of an Alnylam Exclusive Target Product that is comprised of a

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Double Stranded RNA or Double Stranded RNA Product (“Isis Special Target Patent”) and (ii) Isis Special Patents. If Alnylam elects not to file for or continue the prosecution (including any interferences, oppositions, reissue proceedings and re-examinations) or maintenance of an Isis Special Patent or an Isis Special Target Patent in any country, then, Alnylam will notify Isis promptly in writing of its intention in sufficient time to enable Isis to meet any deadlines by which an action must be taken to establish or preserve any such rights in such Patent in such country and Isis will have the right, but not the obligation, to file for or continue the prosecution or maintenance of such Patent in such country, and Alnylam will cooperate with Isis in regard thereto. If elections with respect to obtaining patent term extension or supplemental protection certificates or their equivalents in any country with respect to Isis Special Target Patents are available, Alnylam shall have the right (but not the obligation), in its sole discretion, to make any such election and make such filing as necessary to effect such election. Alnylam shall, in its sole discretion, seek and maintain all applicable data exclusivity periods (such as those periods listed in the FDA’s Orange Book (including any available pediatric extensions) or foreign equivalents) that are available for Alnylam Exclusive Target Products. Alnylam shall have sole authority with respect to the listing of any Isis Special Target Patents with respect to the Alnylam Exclusive Target Products in the Orange Book.

(g) Isis will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Patents that (1) claim (x) an oligomeric compound that hybridizes to and modulates an Isis Exclusive Target or (y) a method of using such oligomeric compound in the Field and (2) cover the manufacture, sale or use of an Isis Exclusive Target Product that is comprised of a Single Stranded Compound or Single Stranded Product (“Alnylam Special Target Patent”). If Isis elects not to file for or continue the prosecution (including any interferences, oppositions, reissue proceedings and re-examinations) or maintenance of an Alnylam Special Target Patent in any country, then, Isis will notify Isis promptly in writing of its intention in sufficient time to enable Alnylam to meet any deadlines by which an action must be taken to establish or preserve any such rights in such Patent in such country and Alnylam will have the right, but not the obligation, to file for or continue the prosecution or maintenance of such Patent in such country, and Isis will cooperate with Isis in regard thereto. If elections with respect to obtaining patent term extension or supplemental protection certificates or their equivalents in any country with respect to Alnylam Special Target Patents are available, Isis shall have the right (but not the obligation), in its sole discretion, to make any such election and make such filing as necessary to effect such election. Isis shall, in its sole discretion, seek and maintain all applicable data exclusivity periods (such as those periods listed in the FDA’s Orange Book (including any available pediatric extensions) or foreign equivalents) that are available for Isis Exclusive Target Products. Isis shall have sole authority with respect to the listing of any Alnylam Special Target Patents with respect to the Isis Exclusive Target Products in the Orange Book.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(h) Solely with respect to (i) Research Program Patents, or (ii) Patents licensed under this Agreement that claim Inventions that primarily relate to Single Stranded RNAi Compounds, in each case that are Controlled by Alnylam but excluding Joint Patents, Alnylam will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to such Patent. If Alnylam decides to discontinue the preparation, filing, prosecution or maintenance of such a Patent, Alnylam will notify Isis at least [***] days prior to any deadline that, if missed, would materially prejudice the Patent, and Isis will have the right, at Isis’ own expense, to prepare, file, prosecute and maintain such Patent.

11.3 Filing and Prosecution of Jointly Owned Patents.

(a) The Parties will mutually agree on which of the Parties will be designated as being the responsible Party for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to each Joint Patent.

(b) Each Party will keep the other Party continuously informed of all significant matters relating to the preparation, filing, prosecution and maintenance of Joint Patents, and shall provide the other Party with copies of any substantial prosecution papers within thirty days of receipt.

11.4 Costs and Expenses.

(a) Except as set forth in Section 11.4(c) and (d) below, each Party will bear its own costs and expenses in filing, prosecuting, maintaining and extending the Alnylam Patent Rights, Alnylam Extended Field Patents, Alnylam Exclusive Target Patents, Isis Patent Rights, Isis Extended Field Patents and Isis Exclusive Target Patents, respectively.

(b) Except as set forth in Section 11.4(c) and (d) below, the Parties will pay equal shares of all costs and expenses in filing, prosecuting, maintaining and extending the Joint Patents.

(c) Alnylam will bear [***]% of its own costs and expenses in filing, prosecuting, maintaining and extending the Isis Special Patents and the Isis Special Target Patents. If Alnylam elects not to file for or continue the prosecution (including any interferences, oppositions, reissue proceedings and re-examinations) or maintenance of an Isis Special Patent or an Isis Special Target Patent in any country, and Isis assumes the continued prosecution of such Isis Special Patent or Isis Special Target Patent (as permitted by Section 11.2(f)) in such country, then the Parties will [***] all of Isis’ costs and expenses in filing, prosecuting, maintaining and extending the Isis Special Patent or Isis Special Target Patent for which Isis assumed prosecution.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(d) Isis will bear [***]% of its own costs and expenses in filing, prosecuting, maintaining and extending the Alnylam Special Target Patents. If Isis elects not to file for or continue the prosecution (including any interferences, oppositions, reissue proceedings and re-examinations) or maintenance of an Alnylam Special Target Patent in any country, and Alnylam assumes the continued prosecution of such Alnylam Special Target Patent (as permitted by Section 11.2(g)) in such country, then the Parties will [***] all of Alnylam’s costs and expenses in filing, prosecuting, maintaining and extending the Alnylam Special Target Patent for which Alnylam assumed prosecution.

11.5 Enforcement.

(a) Each Party will promptly advise the other of any suspected or actual infringement of the Isis Patent Rights, Alnylam Patent Rights, Joint Patents, Alnylam Extended Field Patents, Alnylam Exclusive Target Patents, Isis Extended Field Patents or Isis Exclusive Target Patents by any person that reasonably affects the other Party’s business and of which it becomes aware. The notice shall set forth the facts of such infringement or misappropriation in reasonable detail.

(b) Subject to subsections (c)(i) and (h) below, Alnylam will have the sole and exclusive right, in its sole discretion and at its expense, to assert and enforce (i) any Isis Patent Rights, Alnylam Patent Rights, Joint Patents, Alnylam Extended Field Patents, or Alnylam Exclusive Target Patents against any party engaging in an unlicensed or unauthorized making, having made, using, selling, offering for sale or importing of any allegedly infringing Double Stranded RNA and (ii) any Isis Exclusive Target Patents against any party engaging in an unlicensed or unauthorized making, having made, using, selling, offering for sale or importing of any allegedly infringing oligomeric compound that hybridizes to and modulates an Alnylam Exclusive Target but only if such Isis Exclusive Target Patent is the only Patent Controlled by Alnylam that covers such allegedly infringing oligomeric compound.

(c)

(i) For any enforcement by Alnylam under subsection (b) above that includes Isis Patent Rights or Isis Exclusive Target Patents covering a [***] chemical modification, Isis will actively participate in the planning and conduct of such enforcement and will take the lead of such enforcement to the extent that the scope or validity of any such Isis Patent Rights, Isis Extended Field Patents or Isis Exclusive Target Patents covering a [***] chemical modification is at risk.

(ii) Subject to subsection (b) above and subsection (h) below, Isis will have the sole and exclusive right, in its sole discretion and at its expense, to assert and enforce Alnylam Exclusive Target Patents against any party engaging in an unlicensed or unauthorized making, having made, using, selling, offering for sale or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

importing of any allegedly infringing oligomeric compound that hybridizes to and modulates an Isis Exclusive Target but only if such Alnylam Exclusive Target Patent is the only Patent Controlled by Isis that covers such allegedly infringing oligomeric compound.

(d) Except as set forth in Sections 11.5(b), (c) and (h),

(i) Isis will have the sole and exclusive right, in its sole discretion and at its expense, to assert and enforce any (i) Isis Patent Rights, (ii) Isis Extended Field Patents, and (iii) Isis Exclusive Target Patents;

(ii) Alnylam will have the sole and exclusive right, in its sole discretion and at its expense, to assert and enforce any (i) Alnylam Patent Rights, (ii) Alnylam Extended Field Patents, (iii) Alnylam Exclusive Target Patents, and (iv) the Isis Special Patents; and

(iii) The Parties will agree in advance on the enforcement of any Joint Patent and will apportion enforcement responsibilities and recoveries amongst the Parties.

(e) The rights granted hereunder to Alnylam to enforce certain licensed in or jointly owned Isis Patent Rights are further limited by the terms of the Isis Third Party Agreements. The rights granted hereunder to Isis to enforce certain licensed in or jointly owned Alnylam Patent Rights are further limited as described in the Alnylam Third Party Agreements.

(f) The nonenforcing Party will have the right, at its own expense, to participate in the conduct of the enforcement action and to be represented in such action by its own counsel.

(g) The enforcing Party will not enter into any settlement that impacts the validity, scope or interpretation of any claim of any Joint Patent or of any Patent of the nonenforcing Party licensed to the nonenforcing Party under this Agreement without prior written authorization of the nonenforcing Party.

(h) If the Party with enforcement rights under subsection (b), (c) or (d) above (the “Primary Party”) fails to initiate proceedings against any actual or suspected infringement within [***] days of receipt of written request for enforcement from the other Party (the “Step-in Party”) and if the infringer is directly competing with a Product (the “Affected Product”) of such Step-in Party, then (i) if the license granted in this Agreement under which the Step-in Party is selling the Affected Product is exclusive or co-exclusive, the Step-in Party will have the right to assert and enforce the patents that are allegedly being infringed, or (ii) if the license granted in this Agreement under which

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

the Step-in Party is selling the Affected Product is non-exclusive, the Step-in Party will have no obligation to pay royalties during the period for which the Primary Party fails to initiate proceedings or take other action (including without limitation entering into a licensing arrangement) to eliminate such infringement; provided that the provisions of the immediately preceding clause (ii) shall not apply if the Primary Party elects to grant the Step-in Party enforcement rights with respect to such infringement. The Primary Party will not grant a license to any such infringing Third Party with respect to any directly competitive infringing product on terms materially more favorable (milestones and royalties) than the terms of the license granted hereunder to the Step-in Party or, solely with respect to the Affected Product, will adjust the terms of such license so that they are not materially less favorable than the terms of the license granted to the infringing Third Party. In addition, as a condition to the Step-in Party’s right (under clause (i) of this Section 11.5(h)) to assert and enforce a Patent Controlled by the Primary Party that is allegedly being infringed, the Step-in Party must also assert and enforce any relevant Patents Controlled by such Step-in Party against the alleged infringer who is competing with the Affected Product.

(i) Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any reasonable litigation expenses of Isis and Alnylam, shall be retained by the Party or Parties that brought and controlled such litigation for purposes of this Agreement, except that any recovery realized as a result of such litigation shall be treated as Net Sales of the applicable Products and distributed as such Net Sales would have been distributed.

11.6 If any Person asserts in writing or in any legal proceeding that any of the Isis Exclusive Target Patents or Alnylam Exclusive Target Patents are unenforceable based on any term or condition of this Agreement, the Parties shall amend this Agreement as may reasonably be required to effect the original intent of the Parties, including to preserve the enforceability of such Patents and the intended economic and non-economic effects of this Agreement.

11.7 [Intentionally Deleted]

11.8 Future Licenses. If after the First Restatement Date, a Party (the “Controlling Party”) invents or acquires rights or title to an invention claimed by a Patent that (i) would be included in the Isis Current Chemistry Patents, Isis Current Motif and Mechanism Patents, Isis Extended Field Patents or Isis Exclusive Target Patents if such Party is Isis or in the Alnylam Current Chemistry Patents, Alnylam Current Motif and Mechanism Patents, Alnylam Extended Field Patents or Alnylam Exclusive Target Patents if such Party is Alnylam (the “Additional Rights”) and (ii) carry financial or other obligations, then the Controlling Party must promptly notify the non-Controlling Party of such acquisition or invention. If the non-Controlling Party

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

wishes to include such Additional Rights under the licenses granted pursuant to Article 5 or 6, as applicable, the non-Controlling Party will notify the Controlling Party of its desire to do so and will assume all financial and other obligations to the Controlling Party’s licensors or collaborators, if any, arising from the grant to the non-Controlling Party of such license. Any Additional Rights that do not carry financial or other obligations shall be automatically included under the licenses granted pursuant to Article 5 or 6, as applicable. If a Party pays any upfront payments or similar acquisition costs to access Additional Rights, the Parties will negotiate in good faith regarding sharing such acquisition costs and payments. When acquiring or creating such Additional Rights, each Party will endeavor in good faith to secure the right to sublicense such Additional Rights to the other Party.

ARTICLE 12

CONFIDENTIALITY

12.1 Nondisclosure Obligation. All Confidential Information disclosed by one Party to the other Party hereunder will be maintained in confidence by the receiving Party and will not be disclosed to a Third Party or Affiliate or used for any purpose except as set forth below.

12.2 Permitted Disclosures. Except as otherwise provided herein, a Party may disclose Confidential Information received from the other Party:

(a) to governmental or other regulatory agencies in order to obtain Patents or approval to conduct clinical trials, or to gain Marketing Approval; provided that such disclosure may be made only to the extent reasonably necessary to obtain such Patents or approvals;

(b) to any adjudicative body as required by law, provided that prior to such disclosure, the Party subject to such disclosure obligation (the “Notifying Party”) promptly notifies the other Party of such requirement so that such other Party can seek a protective order, confidential treatment or other appropriate remedy; and provided, further, that in the event that no such protective order, confidential treatment or other remedy is obtained, or that such other Party waives compliance with this section, the Notifying Party will furnish only that portion of the other Party’s Confidential Information that it is advised by counsel it is legally required to furnish;

(c) to Affiliates, sublicensees, agents, consultants, and/or other Third Parties for the development, manufacturing and/or marketing of Products (or for such parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such Affiliates, sublicensees and Third Parties agree to be bound by the confidentiality obligations contained in this Agreement;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(d) if such disclosure is required by law or regulation (including without limitation by rules or regulations of any securities exchange or NASDAQ), provided that prior to such disclosure, the Notifying Party promptly notifies the other Party of such requirement so that such other Party can seek a protective order, confidential treatment or other appropriate remedy; and provided, further, that in the event that no such protective order, confidential treatment or other remedy is obtained, or that such other Party waives compliance with this section, the Notifying Party will furnish only that portion of the other Party’s Confidential Information that it is advised by counsel it is legally required to furnish; or

(e) as necessary if embodied in products to develop and commercialize such products.

Either Party may disclose (i) a copy of this Agreement on a confidential basis to prospective lenders and investors, (ii) a mutually agreed upon redacted copy of this Agreement on a confidential basis to prospective collaborators and (iii) the terms of this Agreement as required under applicable securities laws or regulations (including without limitation under rules or regulations of any securities exchange or NASDAQ); provided, however, that, subject to Section 6.4(i), Alnylam shall not disclose Isis’ past or current Reserved DS-Targets or past or current Isis Protected Targets (as defined in the First Restated Agreement) without the express prior written consent of Isis, and, subject to Section 4.3(f), neither Party shall disclose the other Party’s past or current Enabled Targets without the express prior written consent of the other Party.

12.3 Announcements; Publicity.

(a) Each Party understands that this Agreement is likely to be of significant interest to investors, analysts and others, and that either Party therefore may make public announcements with respect to this Agreement. The Parties agree that any such announcement will not contain confidential business or technical information unless disclosure of confidential business or technical information is required by law or regulation, in which case they will make reasonable efforts to minimize such disclosure of confidential business or technical information to that required by law or regulation. Each Party agrees to provide to the other Party a copy of any such public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any press release at least two (2) Business Days prior to the scheduled disclosure. The other Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement, provided that such right of review and recommendation shall only apply for the first time that specific information is to be disclosed, and shall not apply to the subsequent disclosure of information that (i) is substantially similar to a previously reviewed disclosure and (ii) in the context of the subsequent disclosure, does not carry a

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

substantially different qualitative message than that carried by the previously reviewed disclosure. The Party whose press release has been reviewed shall in good faith consider any changes that are timely recommended by the reviewing Party.

(b) Each Party will (i) use reasonable, good faith efforts to provide the other Party with at least 5 Business Days’ prior notice (which notice may be given orally to a senior executive officer of the other Party) before such Party publicly announces the execution of a Naked Sublicense, Bona Fide Discovery Collaboration agreement, or Development Collaboration agreement or Bona Fide Third Party Collaboration agreement (or any material amendments thereto) that could reasonably be expected to be of strategic or financial importance to the other Party’s business and (ii) cooperate with the other Party to enable the other Party to develop appropriate mutually beneficial public announcements regarding such transactions.

ARTICLE 13

INDEMNIFICATION

13.1 Indemnification by Alnylam. Alnylam will indemnify, defend and hold Isis and its agents, employees, officers and directors (the “Isis Indemnitees”) harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys’ fees) arising out of Third Party claims or suits related to (a) Alnylam’s performance of its obligations under this Agreement; (b) breach by Alnylam of its representations and warranties set forth in Article 15; or (c) the discovery, development, manufacture, use, importation or commercialization (including marketing and sale) of Alnylam Products, Alnylam Extended Field Products or Alnylam Exclusive Target Products.

13.2 Indemnification by Isis. Isis will indemnify, defend and hold Alnylam and its Affiliates and each of their respective agents, employees, officers and directors (the “Alnylam Indemnitees”) harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys’ fees) arising out of Third Party claims or suits related to (a) Isis’ performance of its obligations under this Agreement; (b) breach by Isis of its representations and warranties set forth in Article 15; or (c) the discovery, development, manufacture, use, importation or commercialization (including marketing and sale) of Isis Products, Isis Extended Field Products or Isis Exclusive Target Products.

13.3 Notification of Claims; Conditions to Indemnification Obligations. A Party entitled to indemnification under this Article 13 shall (a) promptly notify the other Party as soon as it becomes aware of a claim or action for which indemnification may be sought pursuant hereto, (b) cooperate with the indemnifying Party in the defense of such claim or suit, and (c) permit the indemnifying Party to control the defense of such claim

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

or suit, including without limitation the right to select defense counsel; provided that if the Party entitled to indemnification fails to promptly notify the indemnifying Party pursuant to the foregoing clause (a), the indemnifying Party shall only be relieved of its indemnification obligation to the extent prejudiced by such failure. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the indemnified Party, or which imposes obligations on the indemnified Party other than financial obligations that are covered by the indemnifying Party’s indemnification obligation, without the prior written consent of the indemnified Party. The indemnifying Party will have no liability under this Article 13 with respect to claims or suits settled or compromised without its prior written consent.

ARTICLE 14

TERM AND TERMINATION OF AGREEMENT

14.1 Term and Termination of Agreement. This Agreement will be effective as of the Second Restatement Date (unless otherwise expressly stated) and unless terminated earlier pursuant to Sections 14.2 or 14.3 below, the term of this Agreement will continue in effect until expiration of the License Term.

14.2 Termination upon Material Breach. This Agreement may be terminated upon written notice by either Party to the other at any time during the term of this Agreement if the other Party is in material breach of its obligations hereunder and has not cured such breach within 90 days after written notice requesting cure of the breach; provided, however, that (a) in the event of a good faith dispute with respect to the existence of such a material breach, the 90-day cure period will be stayed until such time as the dispute is resolved pursuant to Section 17.6 hereof, (b) so long as the breaching Party takes substantial steps to cure the breach promptly after receiving notice of the breach from the non-breaching Party and thereafter diligently prosecutes the cure to completion as soon as is practicable, the non-breaching Party may not terminate this Agreement, and (c) any license granted under this Agreement with respect to a Product that has at least reached IND-Enabling Studies may not be terminated for a material breach under this Section 14.2 (except for an uncured failure to make any undisputed portion of any payment obligation under Article 7 or 8 with respect to such Product) to the extent such license is necessary to develop, make and have made, sell and import such Product.

14.3 Termination upon Bankruptcy; Rights in Bankruptcy.

(a) This Agreement may be terminated with written notice by either Party at any time during the term of this Agreement upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings by or against the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

other Party or upon an assignment of a substantial portion of its assets for the benefit of creditors by the other Party; provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within 90 days of the filing thereof.

(b) All rights and licenses granted under or pursuant to this Agreement by Isis or Alnylam are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding-by or against either Party under the U.S. Bankruptcy Code, the Party hereto which is not a Party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, will be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon their written request therefore, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefore by the non-subject Party.

14.4 [Intentionally Deleted]

14.5 Accrued Rights and Surviving Obligations.

(a) Expiration or termination of the Agreement will not relieve the Parties of any obligation accruing prior to such expiration or termination, including, but not limited to, financial obligations under Article 7 or 8. Sections 4.3(f), 6.4(i), and 11.1, and Articles 1, 9, 12, 13, 14 and 17 will survive expiration or termination of the Agreement. Provisions concerning reporting requirements will continue in effect in accordance with any applicable timetables set forth herein. Any expiration or early termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to termination. No expiration of this Agreement will relieve a Party of its obligation to pay milestones, royalties, or a percentage of Technology Access Fees or Sublicense Revenue to the extent accrued prior to such expiration.

(b) The rights of any sublicensee under any permitted sublicense granted in accordance with Section 5.2 or 6.3 will survive the termination of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 15

REPRESENTATIONS AND WARRANTIES; DISCLAIMER

15.1 Representations and Warranties of the Parties. Each Party represents and warrants to the other Party that, as of the Effective Date, the First Restatement Date and the Second Restatement Date:

(a) Such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b) Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(c) This Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement. The execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a Party or by which such Party may be bound, and does not violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party. All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained;

(d) Such Party has sufficient right, power and authority to enter into this Agreement, to perform its obligations under this Agreement and to grant the licenses granted hereunder.

15.2 Alnylam Representation and Warranty. Alnylam hereby represents and warrants to Isis that as of the effective date of the Agbio License Agreement, the Agbio License Agreement included a collaboration involving the discovery and/or development of Double Stranded RNA Products, in which Alnylam played an integral role in the experimentation and an important, though not necessarily dominant or co-equal, role in the decision-making, relating to the discovery and/or development of such Double Stranded RNA Products.

15.3 Disclaimers. THE PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 16

NOTICE

16.1 Notice. All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally, sent by facsimile (and confirmed by telephone), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to Isis, to:	Isis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: Chief Operating Officer
Fax No.: +1 (760) 603-4652

with a copy to:	Attention: General Counsel
Fax No.: +1 (760) 268-4922

if to Alnylam, to:	Alnylam Pharmaceuticals, Inc.
300 Third Street
Cambridge, MA 02142
Attention: SVP and General Counsel
Fax No.: +1 (617) 812-0353

with a copy to:	Faber Daeufer & Itrato PC
950 Winter Street, Suite 4500
Waltham, Massachusetts 02451
Attention: Sumy C. Daeufer, Esq.
Fax No.: +1 (781) 795-4747

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given when delivered if personally delivered or sent by facsimile on a Business Day, on the Business Day after dispatch if sent by nationally-recognized overnight courier and on the third Business Day following the date of mailing if sent by mail.

ARTICLE 17

MISCELLANEOUS PROVISIONS

17.1 Relationship of the Parties. It is expressly agreed that Isis and Alnylam will be independent contractors and that the relationship between the two Parties will not constitute a partnership, joint venture or agency. Neither Isis nor Alnylam will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other, without the prior consent of the other Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

17.2 Successors and Assigns. Neither this Agreement nor any interest hereunder may be assigned or otherwise transferred (whether by sale of stock, sale of assets or merger), nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred by either Party without the prior written consent of the other Party; provided, however, that a Party may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate or in connection with an Acquisition. Notwithstanding the provisions of this Section 17.2:

(a) If Alnylam is the subject of an Acquisition and the entity surviving such Acquisition does not maintain [***] that is substantially similar or greater [***] after the time of the Acquisition, then (i) the limit on the [***] that Isis can [***] pursuant to Section 6.4(a) will [***], and (ii) the exclusive right to grant Naked Sublicenses under Section 5.2 will [***].

(b) [Intentionally Deleted].

(c) If Isis is the subject of an Acquisition, (i) the entity surviving such Acquisition will no longer [***] under Section 6.4(a), (ii) the [***] such Acquisition will be permitted to [***] pursuant to Section 6.4(a) shall be limited to [***] per calendar year, and (iii) the royalties payable by Isis with respect to Isis Single Stranded RNAi Products will be adjusted in accordance with Section 8.2(b).

(d) Notwithstanding anything in this Agreement to the contrary, following the closing of an Acquisition of a Party (the “Acquired Party”), the Parties agree that the other Party (the “Non-Acquired Party”) shall not obtain rights or access to the Patents controlled by the Acquirer (as defined below) or any of the Affiliates of such Acquirer (other than the Acquired Party and its Affiliates which exist immediately prior to the closing of such Acquisition (such Affiliates, the “Pre-Existing Affiliates”)); and the Acquirer and its Affiliates (other than the Acquired Party and its Pre-Existing Affiliates) shall not obtain rights or access to the Patents controlled by the Non-Acquired Party or any of its Affiliates pursuant to this Agreement, or be bound by the restrictions set forth in Section 6.6. For clarity but without limitation, the Non-Acquired Party’s rights in all Patents Controlled by the Acquired Party or any of its Pre-Existing Affiliates, which Patents exist as of the date of the closing of such Acquisition and are then licensed hereunder to the Non-Acquired Party, shall remain licensed to such Non-Acquired Party after the date of the closing of such Acquisition in accordance with and subject to the terms and conditions of this Agreement and shall not be affected in any manner by virtue of such Acquisition. “Acquirer” means, with respect to the Acquired Party, the Third Party that acquires such Acquired Party or its direct or indirect controlling Affiliate, or that acquires all or substantially all of the assets of the Acquired Party or its direct or indirect controlling Affiliate, in any case via an Acquisition.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(e) Any permitted assignee will assume all obligations of its assignor under this Agreement. Any attempted assignment not in accordance with this Section 17.2 will be void.

17.3 Entire Agreement; Amendments. This Agreement contains the entire understanding of the Parties with respect to the license, development and commercialization of Products hereunder. All express or implied agreements and understandings, either oral or written, heretofore made by the Parties on the same subject matter are expressly superseded by this Agreement. For clarity, however, the letter agreement between the Parties dated January 18, 2012 is not superseded by this Agreement and continues in full force and effect. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

17.4 Force Majeure. Neither Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, without limitation, embargoes, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of terrorism, strikes, lockouts or other labor disturbances, or acts of God. The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical and will make every reasonable effort to mitigate the effects of such force majeure circumstances.

17.5 Applicable Law. The Agreement will be governed by and construed in accordance with the laws of the State of Delaware without reference to any rules of conflict of laws.

17.6 Dispute Resolution.

(a) The Parties recognize that disputes may from time to time arise between the Parties during the term of this Agreement. In the event of such a dispute, either Party, by written notice to the other Party, may have such dispute referred to the Parties’ respective executive officers designated below or their successors, for attempted resolution by good faith negotiations within 30 days after such notice is received. Said designated officers are as follows:

For Isis:	Chief Operating Officer
For Alnylam:	President and Chief Operating Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

If the dispute is not resolved as provided above, the CEO of Isis and the CEO of Alnylam will meet for attempted resolution by good faith negotiations within 15 days after the expiration of the preceding 30 day period.

(b) In the event the designated executive officers are not able to resolve such dispute during such 15-day period, then any such dispute shall be resolved through binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators appointed in accordance with such rules. The Parties shall be entitled to the same discovery as permitted under the U.S. Federal Rules of Civil Procedure; provided that the panel shall be entitled in its discretion to grant a request from a Party for expanded or more limited discovery. The award of the arbitrators shall be the sole and exclusive remedy between the Parties regarding any such dispute. An award rendered in connection with an arbitration pursuant to this Section 17.6 shall be final and binding upon the Parties and any judgment upon such award may be entered and enforced in any court of competent jurisdiction. Any arbitration pursuant to this Section 17.6 shall be conducted in San Diego, California if Alnylam initiates the arbitration or in Boston, Massachusetts if Isis initiates the arbitration. Nothing in this Section 17.6 shall be construed as limiting in any way the right of a Party to seek an injunction or other equitable relief with respect to any actual or threatened breach of this Agreement or to bring an action in aid of arbitration. Should any Party seek an injunction or other equitable relief, or bring an action in aid of arbitration, then for purposes of determining whether to grant such injunction or other equitable relief, or whether to issue any order in aid of arbitration, the dispute underlying the request for such injunction or other equitable relief, or action in aid of arbitration, may be heard by the court in which such action or proceeding is brought.

17.7 No Consequential Damages. IN NO EVENT WILL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH OR OTHER DAMAGES.

17.8 Captions. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely a convenience to assist in locating and reading the several Articles and Sections hereof.

17.9 Waiver. The waiver by either Party hereto of any right hereunder, or the failure to perform, or a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

17.10 Compliance with Law. Nothing in this Agreement will be deemed to permit a Party to export, re-export or otherwise transfer any Product sold under this Agreement without compliance with applicable laws.

17.11 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties will in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, maintains the balance of the rights and obligations of the Parties under this Agreement.

17.12 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting Party will not apply.

17.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17.14 Performance by Affiliates. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations.

17.15 No Implied License. Except as expressly provided in Sections 5.1, 6.1 and 6.2 of this Agreement, no Party will be deemed by estoppel or implication to have granted the other Party any license or other right with respect to any intellectual property of such Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Second Restatement Date.

ISIS PHARMACEUTICALS, INC.		ALNYLAM PHARMACEUTICALS, INC.

By:	/s/ B. Lynne Parshall	By:	/s/ John Maraganore
Name:	B. Lynne Parshall	Name:	John Maraganore
Title:	Chief Operating Officer	Title:	Chief Executive Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT 1.1

DEFINITIONS

1.	“Acquisition” means any of the following events: (a) the acquisition by any Person or group, other than a Person or group controlling such Party as of the Second Restatement Date, of “beneficial ownership” (as defined in Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended), directly or indirectly, of fifty percent (50%) or more of the shares of such Party’s voting stock; (b) the approval by the shareholders of such Party of a merger, share exchange, reorganization, consolidation or similar transaction of such Party (a “Transaction”), other than a Transaction which would result in the voting stock of such Party outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the voting stock of such Party or such surviving entity immediately after such Transaction; or (c) approval by the shareholders of such Party of a complete liquidation of such Party or a sale or disposition of all or substantially all of the assets of such Party.

2.	“Active Program” means with respect to an RNA Target and a Party, any ongoing drug discovery, development, or commercialization of a compound directed to such RNA Target being conducted by such Party (whether on its own or through a sublicensee).

3.	“Affiliate” with respect to a Person means any other Person controlling, controlled by, or under common control with such Person. For purposes of this definition, “control” refers to the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, of a Person. Notwithstanding the foregoing, Regulus Therapeutics Inc. will not be considered an Affiliate of either Party.

4.	“Agbio License Agreement” shall mean that certain License and Collaboration Agreement with Monsanto Company dated as of August 27, 2012, as amended through the Second Restatement Date, and from time to time after the Second Restatement Date; provided Isis has approved by prior written consent any such amendment after the Second Restatement Date that would diminish Isis’ rights under this Agreement or increase Isis’ obligations under this Agreement; and provided further in each case Alnylam has provided Isis a copy of such amendment before, or promptly after executing such amendment.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.	“Agricultural Field” shall mean applications in agriculture, horticulture, forestry, aquaculture and/or the residential markets relating to plants, fish, arthropods and/or pests and pathogens thereof (e.g., home, lawn, and/or garden). The Agricultural Field excludes, without limitation, (a) all human and animal (other than fish and arthropods) therapeutic, prophylactic or diagnostic applications; (b) the development, sale and use of research reagent products for any purpose; and (c) modification of any cells, tissues or organisms for the purpose of manufacturing heterologous proteins, peptides or viruses for any purpose other than the modification of plants, plant cells, or plant tissues for the purpose of manufacturing heterologous proteins, peptides or viruses for application to plants, fish, arthropods and/or pests or pathogens thereof.

6.	“Agricultural Field Product” means a product that contains a Double Stranded RNA (including transgenic applications thereof) for application in the Agricultural Field that either (a) modulates the viability and/or biological processes (including expression of genes and/or proteins) of (i) plants, (ii) fish, (iii) arthropods, and/or (iv) pests or pathogens thereof; or (b) modifies plants, plant cells or plant tissues for the purpose of manufacturing heterologous proteins, peptides or viruses for application to (i) plants, (ii) fish, (iii) arthropods, and/or (iv) pests or pathogens thereof.

7.

“Agricultural Field Product Net Sales” will mean (a) the gross invoice price of Agricultural Field Products sold by Alnylam, its Affiliates and sublicensees (but with respect to Alnylam does not include Naked Sublicensees) to a Third Party; provided, that such Third Party is an end-user of such Licensed Product or a Third Party which purchases Agricultural Field Product(s) (whether in packaged form or bulk form) from Alnylam, its Affiliate or sublicensee and resells such Agricultural Field Product(s) to third parties in a manner consistent with normal trade practices in the Agricultural Field; less (b) the following items: (i) deductions actually incurred, allowed, paid, accrued or specifically allocated in financial statements in accordance with generally accepted accounting principles, in preparing and utilizing distribution channels for an Agricultural Field Product (including product returns, customer rebates, dealer incentives, volume discounts, seed service fees, cash discounts (pre-pay discounts), (ii) local competitive response, transportation or cargo insurance, taxes, duties or other governmental tariffs (other than income taxes), (iii) government-mandated rebates, and (iv) a reasonable reserve for bad debts, (and some of which items, by way of example, are currently identified as “crop loss and replant” and “seed action pack”) in all cases allocated to such Agricultural Field Products in accordance with generally accepted accounting principles and methodologies established by Alnylam, its Affiliates or sublicensee, as the case may be, and that are consistently applied by such party across all of such party’s products in the Agricultural Field; provided,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

that such methodologies may be amended from time to time, upon notice to Isis to reflect general changes to such party’s methodologies, which changes are consistently applied by such selling party across such party’s products in the Agricultural Field and which changes are made in the ordinary course of such party’s business.

Isis and Alnylam agree that any reasonable definition of “net sales” customarily used in agricultural industry technology licensing or collaboration contracts that is agreed to under the Agbio License Agreement or subsequently agreed to by Alnylam (or a Third Party acquirer or assignee) and a sublicensee with respect to royalties payable to Alnylam from such sublicensee in an arms-length transaction under a particular sublicense will replace the definition of Agricultural Field Product Net Sales in this Agreement and will be used in calculating the royalty payment to Isis on sales of Agricultural Field Products (including, but not limited to, products that consist of an Agricultural Field Product and other technologies and/or materials (i.e., combination products)) sold pursuant to such sublicense and due under this Agreement.

8.	“Alnylam Current Chemistry Patents” means all Chemistry Patents (i) Controlled by Alnylam as of the First Restatement Date or any time thereafter until the Second Restatement Date and (ii) having an earliest priority date of no later than April 30, 2014, provided, however that (a) for any such Chemistry Patents that are acquired, licensed or invented after the First Restatement Date that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Alnylam Current Chemistry Patent; and (b) Alnylam Current Chemistry Patents do not include Patents that constitute Alnylam Excluded Technology. Without limitation the Patents listed on Schedule 1-8 attached hereto are Alnylam Current Chemistry Patents, except to the extent such Patents claim Alnylam Excluded Technology.

9.	“Alnylam Current Motif and Mechanism Patents” means all Motif and Mechanism Patents (i) Controlled by Alnylam as of the First Restatement Date or any time thereafter until the Second Restatement Date and (ii) having an earliest priority date of no later than April 30, 2014, provided, however that (a) for any such Motif and Mechanism Patents that are acquired, licensed or invented after the First Restatement Date that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Alnylam Motif and Mechanism Patent; and (b) Alnylam Motif and Mechanism Patents do not include Patents that constitute Alnylam Excluded Technology. Without limitation the Patents listed on Schedule 1-9 attached hereto are Alnylam Current Motif and Mechanism Patents, except to the extent such Patents claim Alnylam Excluded Technology.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

10.	“Alnylam Double Stranded RNA Product” means a Double Stranded RNA Product discovered or developed by Alnylam, its Affiliates or sublicensees, the manufacture, sale or use of which is covered by a Valid Claim within the Isis Patent Rights.

11.	“Alnylam Excluded Technology” means (a) inhibitors to specific genes or gene families, (b) Manufacturing Patents, (c) analytical technologies, kits and assays, including without limitation methods, systems and compositions of matter for amplifying, quantifying, detecting, characterizing or identifying nucleic acids or nonoligomeric ligands thereto, (d) formulation and delivery technologies and (e) the specific technology listed on Schedule 1-11 attached hereto.

12.	“Alnylam Exclusive Target” means an RNA Target or protein product of (a) the antithrombin gene (AT, also known as AT3) or (b) the aminolevulinate synthase gene 1 (AS1), which genes are further identified and described on Exhibit B.

13.	“Alnylam Exclusive Target Excluded Technology” means (a) Manufacturing Patents, (b) analytical technologies, kits and assays, including without limitation methods, systems and compositions of matter for amplifying, quantifying, detecting, characterizing or identifying nucleic acids or nonoligomeric ligands thereto, (c) formulation and delivery technologies, and (d) the specific technology listed on Schedule 1-13 attached hereto.

14.	“Alnylam Exclusive Target Patents” means all Patents that are Controlled by Alnylam on or prior to the [***] anniversary of the Second Restatement Date that (a) claim (x) an oligomeric compound that hybridizes to and modulates an Isis Exclusive Target or (y) a method of using such oligomeric compound in the Field; or (b) are Chemistry Patents or Motif and Mechanism Patents other than those described in clause (a) above; provided, however that (A) for any such Patents that are acquired, licensed or invented after the First Restatement Date that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Alnylam Exclusive Target Patent; and (B) Alnylam Exclusive Target Patents do not include (I) Patents that constitute Alnylam Exclusive Target Excluded Technology, or (II) Patents Controlled by Alnylam that specifically claim an oligomeric compound that hybridizes to and modulates an Alnylam Exclusive Target (or method of using such oligomeric compound in the Field). Alnylam Exclusive Target Patents include, without limitation, the Patents listed on Schedule 1-14 attached hereto.

15.

“Alnylam Exclusive Target Product” means an oligomeric compound (a) that hybridizes to and modulates an Alnylam Exclusive Target, and (b) the manufacture, sale or use of which is covered by a Valid Claim within the Isis Exclusive Target Patents. For purposes of determining whether a royalty is

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

payable by Alnylam under Section 7.2(c), an oligomeric compound that hybridizes to and modulates an Alnylam Exclusive Target will continue to be considered an Alnylam Exclusive Target Product during the applicable Alnylam Exclusive Target Royalty Term for such compound in a country if the manufacture, sale or use of such compound in such country is covered by a Valid Claim within the Isis Exclusive Target Patents at the time of First Commercial Sale of such compound in such country.

16.	“Alnylam Exclusive Target Royalty Term” means, on a Product-by-Product and country-by-country basis, the period commencing with the First Commercial Sale of an Alnylam Exclusive Target Product and ending on the later of the expiration of (i) the last-to-expire Valid Claim of an Isis Exclusive Target Patent that covers the manufacture, use, or sale of such Alnylam Exclusive Target Product in such country, and (ii) any period of regulatory data protection or market exclusivity or similar regulatory protection afforded by the Regulatory Authorities in such country, including any such periods listed in the FDA’s Orange Book, and all international equivalents.

17.	“Alnylam Extended Field Patents” means all Chemistry Patents and Motif and Mechanism Patents Controlled by Alnylam on and after the Second Restatement Date and having any earliest priority date between May 1, 2014 and April 30, 2019, inclusive; provided, however that (a) for any such Chemistry Patents or Motif and Mechanism Patents that are acquired, licensed or invented that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Alnylam Extended Field Patent; and (b) Alnylam Extended Field Patents do not include Patents that constitute Alnylam Excluded Technology. Alnylam Extended Field Patents include, without limitation, the Patents listed on Schedule 1-17 attached hereto.

18.	“Alnylam Extended Field Product” means a Double Stranded RNA Product the manufacture, sale or use of which is covered by a Valid Claim within the Isis Extended Field Patents.

19.	“Alnylam Extended Field Royalty Term” means, on a Product-by-Product and country-by-country basis, the period commencing with the First Commercial Sale of an Alnylam Extended Field Product and ending on the expiration of the last-to-expire Valid Claim of an Isis Extended Field Patent that covers the manufacture, use or sale of such Alnylam Extended Field Product in such country.

20.	“Alnylam Patent Rights” means Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents. For purposes of determining whether a royalty is payable by Isis under Section 8.2 in connection with the sale of an Isis Single Stranded RNAi Product, any Joint Patent, a Valid Claim of which covers the manufacture, use or sale of such Isis Single Stranded RNAi Product, will be considered an Alnylam Patent Right.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

21.	“Alnylam Product” means an Alnylam Double Stranded RNA Product or MicroRNA Product discovered or developed by Alnylam, its Affiliates or sublicensees, the manufacture, sale or use of which is covered by a Valid Claim within the Isis Patent Rights.

22.	“Alnylam Special Target Patent” has the meaning set forth in Section 11.2(g).

23.	“Alnylam Third Party Agreements” means the in-license and other agreements between Alnylam and a Third Party listed on Exhibit 6.5(c).

24.	“Antisense Drug Discovery Program” means an antisense drug discovery program that investigates multiple different mechanisms of modulating an RNA Target to identify a drug candidate, with a predominant emphasis on potential drug candidates that are single-stranded.

25.	“Applicable Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.

26.

“Bona Fide Discovery Collaboration” means (a) with respect to Double Stranded RNA Products that are not Agricultural Field Products, a collaboration involving the discovery and development of Double Stranded RNA Products, in which a Party plays an integral role in the experimentation and an important, though not necessarily dominant or co-equal, role in the decision-making, relating to the discovery and development of such Double Stranded RNA Products from the point in time at which the relevant RNA Target has been designated through the initiation [***]; and (b) with respect to Agricultural Field Products, a collaboration involving the discovery and/or development of Double Stranded RNA Products, in which a Party plays an integral role in the experimentation and an important, though not necessarily dominant or co-equal, role in the decision-making, relating to the discovery and/or development of such Double Stranded RNA Products. A Bona Fide Discovery Collaboration for Double Stranded RNA Products that are not Agricultural Field Products may continue beyond the initiation of such [***]. For Isis Products that are Double Stranded RNA Products, a Bona Fide Discovery Collaboration must be an Antisense Drug Discovery Program. For Alnylam, collaborations that do not include or involve Isis Patent Rights licensed from Isis under Section 5.1(a) (and do not include Isis Exclusive Target Patent Rights that are also Isis Patent Rights), shall not constitute Bona Fide Discovery Collaborations. For Isis, collaborations that do not include or involve Alnylam Patent Rights licensed from Alnylam pursuant to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 6.2, shall not constitute Bona Fide Discovery Collaborations. A Party’s experimentation relating to the discovery and development of Double Stranded RNA Products that modulate a relevant RNA Target prior to the commencement of a collaboration shall be deemed to have been conducted in the course of the collaboration for purposes of determining whether the collaboration is a Bona Fide Discovery Collaboration. A series of related collaborations and/or license agreements involving the discovery and development of Double Stranded RNA Products with the same sublicensee or related sublicensees that includes a Bona Fide Discovery Collaboration agreement will be aggregated to constitute a single Bona Fide Discovery Collaboration. The Agbio License Agreement is deemed a Bona Fide Discovery Collaboration for purposes of this Agreement.

27.	“Bona Fide Third Party Collaboration” means, with respect to a Party a collaboration between such Party and a Third Party involving the discovery, development and/or commercialization of, (a) in the case of Alnylam, an Alnylam Extended Field Product or an Alnylam Exclusive Target Product, as the case may be or (b) in the case of Isis, an Isis Extended Field Product or an Isis Exclusive Target Product, as the case may be. For Alnylam, such collaborations that do not include or involve Isis Extended Field Patents or Isis Exclusive Target Patents licensed from Isis hereunder shall not constitute Bona Fide Third Party Collaborations. For Isis, such collaborations that do not include or involve Alnylam Extended Field Patents or Alnylam Exclusive Target Patents licensed from Alnylam hereunder shall not constitute Bona Fide Third Party Collaborations.

28.	“Business Day” means a weekday on which banking institutions in Boston, Massachusetts are open for business. For purposes of clarity, a Business Day shall not include any Saturday or Sunday or federal or Commonwealth of Massachusetts holiday.

29.	“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

30.	“Chemistry Patent” means any Patent that covers (a) an oligomeric compound having a chemical composition that differs from a native oligonucleotide composition or (b) any modification to the base, sugar or internucleoside linkage of the oligomeric compound, and specifically, but without limitation, includes covalently linked conjugates and other such moieties

31.

“Commercially Reasonable Efforts” means the diligent efforts, expertise and resources normally used by a Party to develop, manufacture and commercialize a product or compound owned by it or to which it has rights, which is of similar market potential at a similar stage in its development or product life, taking into

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

account issues of safety, and efficacy, product profile, difficulty in developing the product or compound, competitiveness of the marketplace for the product, the proprietary position of the compound or product, the regulatory structure involved, the potential total profitability of the applicable product(s) marketed or to be marketed and other relevant factors affecting the cost, risk and timing of development and the total potential reward to be obtained if a product is commercialized, but not less than reasonably diligent efforts. In determining whether Commercially Reasonable Efforts have been satisfied, the fact that a Party is required to pay the other Party a royalty or milestones shall not be a factor weighed (i.e., a Party may not apply lesser resources or effort to a Product because it must pay a royalty or milestones to the other Party).

32.	“Control” or “Controlled” means, with respect to any Patent or other intellectual property right, possession of the right by a Party or its Affiliates (whether by ownership, license or otherwise, other than pursuant to a license granted under this Agreement), to assign, or grant a license, sublicense or other right to or under, such Patent or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

33.	“Confidential Information” means information which is (a) of a confidential and proprietary nature; and (b) not readily available to that Party’s competitors and which, if known by a competitor of that Party, might lessen any competitive advantage of that Party or give such competitor a competitive advantage.

Confidential Information includes, without limitation, (x) information that is proprietary or confidential or which is treated by that Party as confidential and which relates either directly or indirectly to the business of that Party regardless of the form in which that information is constituted, and which is not lawfully in the public domain; and (y) any confidential information in relation to Patents, technology, know-how, or any improvements owned or Controlled by a Party hereto.

Confidential Information will not include any information that the receiving Party can establish by written records:

(i)	was known by it prior to the receipt of Confidential Information from the disclosing Party;

(ii)	was disclosed to the receiving Party by a Third Party having the right to do so;

(iii)	was, or subsequently became, in the public domain through no fault of the receiving Party, its officers, directors, employees or agents; or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(iv)	was concurrently or subsequently developed by personnel of the receiving Party without having had access to the disclosing Party’s Confidential Information.

34.	“CRT” has the meaning set forth in Section 6.5(d)(ii).

35.	“CRT Agreement” has the meaning set forth in Section 6.5(d)(ii).

36.	“Designed for” means, when used in relation to a specified RNA Target, a Single Stranded RNAi Compound that is [***] to [***] of the specified [***] via [***].

37.	“Development Candidate” means a Single Stranded RNAi Product for which [***] have commenced.

38.	“Development Collaboration” means a collaboration by either Party with a Third Party whose purpose is the further development and/or commercialization of a Double Stranded RNA Product or Single Stranded RNAi Product, as applicable, and that begins at or after the initiation of IND-Enabling Studies for such Product. For Alnylam, collaborations that do not include or involve Isis Patent Rights licensed from Isis under Sections 5.1(a) (and do not include Isis Exclusive Target Patent Rights that are also Isis Patent Rights), shall not constitute Development Collaborations. For Isis, collaborations that do not include or involve Alnylam Patent Rights licensed from Alnylam pursuant to Sections 6.1(a), (h), (i) or Section 6.2, shall not constitute Development Collaborations.

39.	“Double Stranded RNA” means a composition designed to act primarily through an RNAi mechanism that is not a MicroRNA Construct and which consists of either (a) two separate oligomers of native or chemically modified RNA that are hybridized to one another along a substantial portion (greater than or equal to [***]%) of their lengths, or (b) a single oligomer of native or chemically modified RNA that is hybridized to itself by self-complementary base-pairing along a substantial portion (greater than or equal to [***]%) of its length to form a hairpin.

40.	“Double Stranded RNA Product” means (a) a pharmaceutical composition that contains a Double Stranded RNA or (b) an Agricultural Field Product.

41.	“Effective Date” means March 11, 2004.

42.	“Enabled Target” has the meaning set forth in Section 4.3(a).

43.	“Enabled Target Pool” has the meaning set forth in Section 4.3(a).

44.	“Enabled Target Slot” has the meaning set forth in Section 4.3(a).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

45.	“Field” means the treatment and/or prevention of all human or animal diseases.

46.	“First Commercial Sale” means, with respect to a country and a Product, the first sale for end use or consumption of such Product in such country after all required Marketing Approvals in such country have been obtained.

47.	“Graduated Enabled Target” has the meaning set forth in Section 4.3(a).

48.	“IND” means an Investigational New Drug Application or similar foreign application or submission for approval to conduct human clinical investigations.

49.	“IND-Enabling Studies” means the pharmacokinetic and toxicology studies required to meet the regulations for filing an IND.

50.	“Initiation of Phase I Trial” means the dosing of at least ten human subjects in the first human clinical trial conducted and designed to evaluate safety of a product.

51.	“Initiation of Phase III Trial” means the dosing of the first patient in the first pivotal human clinical trial the results of which could be used to establish safety and efficacy of a Product as a basis for an application for marketing approval or that would otherwise satisfy the requirements of 21 CFR 3 12.21I or its foreign equivalent.

52.	“Isis Current Chemistry Patents” means all Chemistry Patents (i) Controlled by Isis as of the First Restatement Date or any time thereafter until the Second Restatement Date and (ii) having an earliest priority date of no later than April 30, 2014; provided, however that (a) for any such Chemistry Patents that are acquired, licensed or invented after the First Restatement Date that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Isis Current Chemistry Patent; and (b) Isis Current Chemistry Patents do not include Patents that constitute Isis Excluded Technology. Without limitation the Patents listed on Schedule 1-52 attached hereto are Isis Current Chemistry Patents, except to the extent such Patents claim Isis Excluded Technology.

53.

“Isis Current Motif and Mechanism Patents” means all Motif and Mechanism Patents (i) Controlled by Isis as of the First Restatement Date or any time thereafter until the Second Restatement Date and (ii) having an earliest priority date of no later than April 30, 2014; provided, however that (a) for any such Motif and Mechanism Patents that are acquired, licensed or invented after the First Restatement Date that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Isis Motif and Mechanism Patent; and (b) Isis Current Motif and Mechanism

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Patents do not include Patents that constitute Isis Excluded Technology. Without limitation the Patents listed on Schedule 1-53 attached hereto are Isis Current Motif and Mechanism Patents, except to the extent such Patents claim Isis Excluded Technology.

54.	“Isis DS-Target Pool” has the meaning set forth in Section 6.4(a).

55.	“Isis Enabled Target Pool” has the meaning set forth in Section 4.3(a).

56.	“Isis Encumbered Target” means an RNA Target (a) to which Isis has a contractual obligation to a Third Party existing as of the Second Restatement Date that precludes Isis from granting a license under Section 5 with respect to such RNA Target and (b) that is identified and described on a [***] (as defined in the letter agreement dated March 9, 2004 between Alnylam and Isis). When and if such restrictions lapse an RNA Target will cease to be an Isis Encumbered Target.

57.	“Isis Excluded Technology” means (a) RNase H mechanisms, RNase H motifs and RNase H oligonucleotides when utilized in an RNase H mechanism, assays and methods thereof; (b) modulators of specific genes, gene families or proteins; (c) Manufacturing Patents; (d) analytical technologies, kits and assays, including without limitation methods, systems and compositions of matter for amplifying, quantifying, detecting, characterizing or identifying nucleic acids or nonoligomeric ligands thereto; (e) formulation and delivery technologies; and (f) the specific technology listed on Schedule 1-57 attached hereto.

58.	“Isis Exclusive Target” means an RNA Target or protein product of (a) the Factor X1 gene (FX1) or (b) the Apo(a) gene (Apoa1), which genes are further identified and described on Exhibit A.

59.	“Isis Exclusive Target Excluded Technology” means (a) Manufacturing Patents, (b) analytical technologies, kits and assays, including without limitation methods, systems and compositions of matter for amplifying, quantifying, detecting, characterizing or identifying nucleic acids or non-oligomeric ligands thereto, (c) formulation and delivery technologies, and (d) the specific technology listed on Schedule 1-59 attached hereto.

60.

“Isis Exclusive Target Patents” means all Patents Controlled by Isis on or prior to the [***] anniversary of the Second Restatement Date that (a) claim (x) an oligomeric compound that hybridizes to and modulates an Alnylam Exclusive Target or (y) a method of using such oligomeric compound in the Field; or (b) are Chemistry Patents or Motif and Mechanism Patents other than Patents described in clause (a) above; provided, however that (A) for any such Patents that are acquired, licensed or invented after the Restatement Date that include financial or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Isis Exclusive Target Patent; and (B) Isis Exclusive Target Patents do not include (I) Patents that constitute Isis Exclusive Target Excluded Technology, (II) Patents Controlled by Isis that specifically claim an oligomeric compound that hybridizes to and modulates an Isis Exclusive Target (or method of using such oligomeric compound in the Field). Isis Exclusive Target Patents include, without limitation, the Patents listed on Schedule 1-60 attached hereto, except to the extent such Patents claim Isis Exclusive Target Excluded Technology.

61.	“Isis Exclusive Target Product” means an oligomeric compound that (a) hybridizes to and modulates an Isis Exclusive Target, and (b) the manufacture sale or use of which is covered by a Valid Claim within the Alnylam Exclusive Target Patents. For purposes of determining whether a royalty is payable by Isis under Section 8.2(d), an oligomeric compound that hybridizes to and modulates an Isis Exclusive Target will continue to be considered an Isis Exclusive Target Product during the applicable Isis Exclusive Target Royalty Term for such compound in a country if the manufacture, sale or use of such compound in such country is covered by a Valid Claim within the Alnylam Exclusive Target Patents at the time of First Commercial Sale of such compound in such country.

62.	“Isis Exclusive Target Royalty Term” means, on a Product-by-Product and country-by-country basis, the period commencing with the First Commercial Sale of an Isis Exclusive Target Product and ending on the later of the expiration of (i) the last-to-expire Valid Claim of an Alnylam Exclusive Target Patent that covers the manufacture, use or sale of such Isis Exclusive Target Product in such country, and (ii) any period of regulatory data protection or market exclusivity or similar regulatory protection afforded by the Regulatory Authorities in such country, including any such periods listed in the FDA’s Orange Book, and all international equivalents.

63.	“Isis Extended Field Patents” means all Chemistry Patents and Motif and Mechanism Patents Controlled by Isis on and after the Second Restatement Date and having any earliest priority date between May 1, 2014 and April 30, 2019, inclusive; provided, however that (a) for any such Chemistry Patents or Motif and Mechanism Patents that are acquired, licensed or invented that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Isis Extended Field Patent; and (b) Isis Extended Field Patents do not include Patents that constitute Isis Excluded Technology. Isis Extended Field Patents include, without limitation, the Patents listed on Schedule 1-63 attached hereto, except to the extent such Patents claim Isis Excluded Technology.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

64.	“Isis Extended Field Product” means any Single Stranded Product the manufacture sale or use of which is covered by a Valid Claim within the Alnylam Extended Field Patents.

65.	“Isis Extended Field Royalty Term” means, on a Product-by-Product and country-by-country basis, the period commencing with the First Commercial Sale of an Isis Extended Field Product and ending on the expiration of the last-to-expire Valid Claim of an Alnylam Extended Field Patent that covers the manufacture, use or sale of such Isis Extended Field Product in such country.

66.	“Isis Manufacturing Patents” means the Patents specifically listed on Schedule 1-66 attached hereto. The Parties may agree in writing from time to time to add additional Patents to Schedule 1-66 attached hereto.

67.	“Isis Patent Rights” means Isis Current Motif and Mechanism Patents, and Isis Current Chemistry Patents.

68.	“Isis Product” means any Isis Single Stranded Product, MicroRNA Product, Double Stranded RNA Product or Isis Single Stranded RNAi Product, discovered or developed by Isis, its Affiliates or sublicensees, the manufacture, sale or use of which is covered by a Valid Claim within the Alnylam Patent Rights.

69.	“Isis Retained Target” means each RNA Target that is subject to certain Third Party obligations of Isis and described on Schedule 1-69 attached hereto, as such schedule is updated from time to time pursuant to Section 5.3(f).

70.	“Isis Retained Special Target” means each RNA Target designated as such on Schedule 1-69 attached hereto.

71.	“Isis Single Stranded Product” means any single stranded oligomeric compound (a) that hybridizes in whole or in part to, and modulates the amount or activity of, an RNA Target, (b) is not a Double Stranded RNA or Double Stranded RNA Product, (c) is not a Single Stranded RNAi Compound, Single Stranded RNAi Product or Isis Single Stranded RNAi Product, and (d) the manufacture, sale or use of which is covered by a Valid Claim within the Alnylam Patent Rights.

72.	“Isis Single Stranded RNAi Product” means any Single Stranded RNAi Product Designed for an Isis Enabled Target, the manufacture, sale or use of which is covered by a Valid Claim within the Alnylam Patent Rights.

73.	“Isis Special Patents” means the Patents specifically listed on Schedule 1-73 attached hereto. The Parties may mutually agree in writing from time to time to add additional Patents to Schedule 1-73 attached hereto.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

74.	“Isis Special Target Patent” has the meaning set forth in Section 11.2(f).

75.	“Isis Third Party Agreements” means the agreements between Isis and a Third Party listed on Exhibit 5.3(d).

76.	“Joint Invention” has the meaning set forth in Section 11.1(b).

77.	“Joint Patent” has the meaning set forth in Section 11.1(b).

78.	“Know-How” means all tangible or intangible know-how, discoveries, processes, formulas, data, clinical and preclinical results, non-Patented Inventions, Inventions for which Patents are in preparation, trade secrets, and any physical, chemical, or biological material or any replication of any such material in whole or in part that are not otherwise covered by the Isis Patent Rights or the Alnylam Patent Rights

79.	“License Term” means the period from the Second Restatement Date until the date of expiry of the last to expire of the Patents licensed hereunder.

80.	“Major Pharmaceutical Company” means a Person that, together with all of its affiliated Persons, had annual pharmaceutical product sales during the most recently completed calendar year in excess of $[***].

81.	“Manufacturing Patents” means Patent claims claiming (1) a method of joining together component pieces of an oligomeric compound; (2) an improved method of making a component piece where such component piece is disclosed prior to the first filing of the Patent claiming such improved method; (3) in the case of concurrently-filed Patents claiming a new component piece and disclosing multiple methods of making the new component piece in a separate concurrently-filed Patent, the method(s) most suitable for making the new component piece at large scale (provided at least one method must be treated under this Agreement as claimed under a Chemistry Patent and not under a Manufacturing Patent); or (4) compounds used in such methods of joining together component pieces, other than the component pieces themselves and precursors of such component pieces. Thus, for example, Manufacturing Patents include claims to methods such as deprotection, capping, loading onto a solid support, and cleaving from a solid support, all of which are methods used in the process of assembling oligomeric compounds from component pieces; and reagents, such as solid supports themselves, useful in such methods.

82.	“Marketing Approval” means the act of a Regulatory Authority necessary for the marketing and sale of the Product in a country or regulatory jurisdiction, including, without limitation, the approval of the NDA by the FDA.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

83.	“MicroRNA Construct” is a construct having the chemical and physical description of a Double Stranded RNA that is either (a) designed to target a precursor microRNA or a microRNA, thereby to inhibit the production or function of the microRNA, or (b) designed to function by mimicking the translational repressor function of a naturally occurring microRNA, and which, in relation to its target RNA, has been demonstrated in vitro and, to the extent reasonably feasible, in vivo, to function solely as a translational repressor and not via cleavage of such target RNA.

84.	“MicroRNA Product” means a pharmaceutical product that contains a MicroRNA Construct.

85.	“Motif and Mechanism Patents” means any Patent that covers an oligomeric structure or composition of matter, or any method of using or incorporating such oligomeric structure or composition of matter in vitro or in vivo, including without limitation for therapeutic use, in which target RNA levels are modulated by any mechanism other than RNase H.

86.	“Naked Sublicense” means a license for Double Stranded RNA that includes rights to the Isis Patent Rights that is not a license in connection with (a) a Development Collaboration or (b) a Bona Fide Discovery Collaboration or (c) a Bona Fide Third Party Collaboration. A series of Naked Sublicenses to the same sublicensee or related sublicensees will be aggregated to constitute a single Naked Sublicense. For the avoidance of doubt, where this Agreement grants Alnylam exclusive rights to grant Naked Sublicenses, such exclusive rights preclude Isis from granting licenses to the Isis Patent Rights to Third Parties for Double Stranded RNA that are not Isis Products for which Isis has exercised its option under Section 6.2 even though such license grants by Isis would technically be license grants and not sublicense grants. Licenses that do not include or involve rights to Isis Patent Rights shall not constitute Naked Sublicenses.

87.	“Naked Sublicensee” means a Third Party that obtains a Naked Sublicense from Alnylam in accordance with the terms of this Agreement.

88.	“NDA” means New Drug Application or similar application or submission for approval to market and sell a new pharmaceutical product filed with or submitted to a Regulatory Authority.

89.

“Net Sales” will mean the gross invoice price of Products sold by Alnylam or Isis (as applicable), their respective Affiliates and sublicensees (but with respect to Alnylam does not include Naked Sublicensees) to a Third Party less the following items: (i) trade discounts, credits or allowances, (ii) credits or allowances additionally granted upon returns, rejections or recalls, (iii) freight, shipping and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

insurance charges, (iv) taxes, duties or other governmental tariffs (other than income taxes) and (v) government-mandated rebates and (vi) a reasonable reserve for bad debts. Except in the cases of Products used to conduct clinical trials, reasonable amounts of Products used as marketing samples and Product provided without charge for compassionate or similar uses, a Party, its Affiliates or sublicensees will be treated as having sold Products for an amount equal to the fair market value of Products if: (a) Products are used by such Party, its Affiliates or sublicensees without charge or provision of invoice, or (b) Products are provided to a Third Party by such Party, its Affiliates or sublicensees without charge or provision of invoice and used by such third party.

Such amounts shall be determined from the books and records of Alnylam or Isis (as applicable) and their respective Affiliates and sublicensees, maintained in accordance with GAAP, consistently applied.

In the event the Product is sold as part of a Combination Product (as defined below), the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales (as determined without reference to this paragraph) of the Combination Product, during the applicable royalty reporting period, by the fraction, A/A+B, where A is the average sale price of the Product when sold separately in finished form and B is the average sale price of the other product(s) included in the Combination Product when sold separately in finished form, in each case during the applicable royalty reporting period or, if sales of both the Product and the other product(s) did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred. In the event that such average sale price cannot be determined for both the Product and all other products(s) included in the Combination Product, Net Sales for the purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction of C/C+D where C is the fair market value of the Product and D is the fair market value of all other product(s) included in the Combination Product. As used above, the term “Combination Product” means any pharmaceutical product which consists of a Product and other therapeutically active pharmaceutical compound or any delivery technology that embodies substantial intellectual property rights Controlled by the selling Party (e.g., a common syringe would not constitute a delivery technology that embodies substantial intellectual property rights Controlled by the selling Party, but an implantable delivery device such as a stent would constitute such a delivery technology).

Notwithstanding anything in this Agreement to the contrary, where the term “Net Sales” is used in this Agreement to apply to Agriculture Field Products, in such context the term “Net Sales” shall be replaced with “Agricultural Field Product Net Sales”.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Isis and Alnylam agree that any reasonable definition of “net sales” customarily used in drug discovery, development or commercialization licensing or collaboration contracts that is agreed to by a Party (or a Third Party acquirer or assignee) and a sublicensee with respect to royalties payable to such Party from such sublicensee in an arms-length transaction under a particular sublicense will replace the definition of Net Sales in this Agreement and will be used in calculating the royalty payment to the other Party on sales of Products (other than Agricultural Field Products) sold pursuant to such sublicense and due under this Agreement, for so long as the same definition of net sales is used to calculate the royalty payable from the applicable sublicensee to such Party.

90.	“Other Isis Sublicense” has the meaning set forth in Section 8.4(b).

91.	“Patent” or “Patents” means (a) patent applications (including provisional applications and applications for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patents and patent applications based on, corresponding to, or claiming the priority date(s) of any of the foregoing; (d) any substitutions, extensions (including supplemental protection certificates), registrations, confirmations, reissues, divisionals, continuations, continuations-in-part, re-examinations, renewals and foreign counterparts thereof; and (e) all patents claiming overlapping priority therefrom.

92.	“Permitted Licenses” means (1) licenses granted by Isis or Alnylam (as the case may be) before or after the Second Restatement Date to any Third Party under the Alnylam Exclusive Target Patents (where Alnylam is the granting Party) or the Isis Exclusive Target Patents (where Isis is the granting Party) to (a) use oligonucleotides (or supply oligonucleotides to end users) solely to conduct pre-clinical research, or (b) enable such Third Party to manufacture or formulate oligonucleotides, where (i) such Third Party is primarily engaged in providing contract manufacturing or services and is not primarily engaged in drug discovery, development or commercialization of therapeutics; and (ii) the granting Party does not assist such Third Party to identify, discover or make an Alnylam Exclusive Target Product (where Isis is the granting Party) or an Isis Exclusive Target Product (where Alnylam is the granting Party); and (2) material transfer, collaboration, sponsored research or similar agreements with academic collaborators or non-profit institutions solely to conduct noncommercial Research.

93.	“Person” means any person, organization, corporation or other business entity.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

94.	“Product” means an Alnylam Product, an Isis Product, an Alnylam Extended Field Product, an Isis Extended Field Product, an Alnylam Exclusive Target Product, or an Isis Exclusive Target Product, as the case may be.

95.	“Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the marketing and/or pricing of a Product worldwide including, without limitation, the United States Food and Drug Administration (“FDA”) and any successor government authority having substantially the same function, and foreign equivalents thereof.

96.	“Research Program” means the Parties’ research collaboration focused on Single Stranded RNAi Compounds and conducted pursuant to the First Restated Agreement.

97.	“Research Program Patent” means any Patents that claim Inventions that were discovered by the employees of either Party in the performance of the Research Program. The Research Program Patents are listed on Schedule 1-97 attached hereto.

98.	“Research Use” means discovering, developing and optimizing an Alnylam Product or an Isis Product, as applicable, up to, but not including, [***], and/or conducting pilot manufacturing studies of an Alnylam Product or an Isis Product, as applicable. Research Use may include small pilot toxicology studies. With respect to Isis, Research Use does not include studies [***] for potential drug targets, but does include studies [***] for development of Double Stranded RNA Products or Single Stranded RNAi Products, as applicable, from among potential targets for which a reasonable scientific basis exists for believing that such potential targets are associated with a particular disease or condition.

99.	“Reserved DS-Target” has the meaning set forth in Section 6.4(a).

100.	“RNA Target” means a ribonucleic acid transcript with a defined sequence and/or function, including all splice variants and mutant forms of such transcript.

101.	“Single Stranded Compound” means a single stranded oligomeric compound (a) that hybridizes in whole or in part to, and modulates the amount or activity of, an RNA Target, and (b) is not a Double Stranded RNA, a Double Stranded RNA Product, a Single Stranded RNAi Compound, or a Single Stranded RNAi Product.

102.	“Single Stranded Product” means a pharmaceutical composition that contains a Single Stranded Compound and is not a Double Stranded RNA, a Double Stranded RNA Product, a Single Stranded RNAi Compound, or a Single Stranded RNAi Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

103.	“Single Stranded RNAi Compound” means a single stranded chemically modified oligonucleotide and/or analog designed to cause target mRNA cleavage via the RISC or RNAi mechanism. For purposes of clarity, an ssRNAi compound does not include oligonucleotides (or chemically modified oligonucleotide analogs) designed to work via other mechanisms such as (i) RNase H 1 or 2 (including any oligonucleotide which has [***]); (ii) alteration of splicing; (iii) translation arrest (excluding RNAi-mediated repression of translation); (iv) alteration of processing; (v) polyadenylation; (vi) capping; (vii) modulation of pre-mRNA processing of the target mRNA; or (viii) oligonucleotides (or chemically modified oligonucleotide analogs) designed to mimic a known naturally occurring microRNA.

Working via the RISC or RNAi mechanism means that the compound is capable of, in an in vitro cell culture assay, causing cleavage of the target mRNA at the [***], as evidenced for example by a [***] assay.

104.	“Single Stranded RNAi Product” means a pharmaceutical composition that contains a Single Stranded RNAi Compound.

105.	“Stanford University” has the meaning set forth in Section 6.5(d)(i).

106.	“Stanford Agreement” has the meaning set forth in Section 6.5(d)(i).

107.	“Sublicense Revenue” means any payments that (1) with respect to Alnylam, Alnylam receives from a sublicensee in consideration of a Naked Sublicense, or (2) with respect to Isis, Isis receives from a sublicensee in consideration of a sublicense to further the research, development or commercialization of an Isis Single Stranded RNAi Product (other than sublicenses of rights under Sections 6.1(k) or (l)), in each case including, but not limited to, license fees, royalties, milestone payments, and license maintenance fees, but excluding: (i) payments made in consideration of equity or debt securities of the applicable Party at fair market value and (ii) payments specifically committed to reimburse the applicable Party for the fully-burdened cost of research and development. If a Party receives any non-cash Sublicense Revenue, such Party will pay the other Party, at the election of the Party who is entitled to receive Sublicense Revenue payment, either (x) a cash payment equal to the fair market value of the appropriate percentage of the Sublicense Revenue or (y) the in-kind portion, if practicable, of the Sublicense Revenue.

108.

“Technology Access Fee” means any payments that Alnylam receives from granting a Third Party access (through sublicense or otherwise) to the Isis Patent Rights (including to Isis Exclusive Target Patent Rights that are also Isis Patent Rights) as part of a Bona Fide Discovery Collaboration or Development

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Collaboration agreement, including, but not limited to, (1) license fees, (2) collaboration fees, (3) option fees, (4) payments made in consideration for the issuance of equity or debt securities above fair market value, (5) payments made for research and development support above Alnylam’s fully-burdened cost, but excluding the following payments: (i) payments made in consideration for equity or debt securities of Alnylam at fair market value, (ii) payments made in consideration for thirty-five percent (35%) or more of Alnylam’s equity securities at fair market value plus a reasonable control premium, (iii) payments specifically committed to reimburse Alnylam for the fully-burdened cost of research and development, including without limitation the fully-burdened cost of products transferred by Alnylam in connection with such research and development, and payments received by Alnylam pursuant to the Agbio License Agreement that are specifically committed to reimburse Alnylam for the cost of Patent prosecution, maintenance and/or defense of Patents covering or claiming Agricultural Field Products; provided, however, that any payments received by Alnylam but not applied to reimburse Alnylam for such expenses will be Technology Access Fees, (iv) [***] (v) payments that are not milestones and that are associated with the sale of commercial products, and (vi) payments that count as Sublicense Revenue under a Naked Sublicense subject to Alnylam’s payment obligations to Isis under Section 7.4. If Alnylam receives any non-cash Technology Access Fees, Alnylam will pay Isis, at Isis’ election, either (x) a cash payment equal to the fair market value of Isis’ appropriate portion of the Technology Access Fee or (y) the in-kind portion, if practicable, of the Technology Access Fee.

109.	“Third Party” means any party other than Isis or Alnylam and their respective Affiliates.

110.	“Valid Claim” means (i) an issued claim of an unexpired Patent that has not been withdrawn, canceled or disclaimed, or held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision, or (ii) a claim of a patent application which has been pending for less than [***] years from the earliest priority date for such application.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT 5.3(C) PART I

ISIS THIRD-PARTY JOINT PATENTS RIGHTS

The following schedule is provided by Isis Pharmaceuticals, Inc. to Alnylam Pharmaceuticals, Inc., in connection with the Agreement. Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

This schedule and the information and disclosures contained in this schedule are intended only to qualify and limit the licenses granted by Isis to Alnylam in the Agreement and do not expand in any way the scope or effect of any such licenses. With respect to any joint patents indicated on this schedule, the licenses granted by Isis to Alnylam in the Agreement are limited to the extent of the joint owner’s rights in such joint patents.

Isis has cases with joint inventorship with the [***] following entities:

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit 5.3(c) Part II, Joint Patent Rights

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT 5.3(D)

ISIS THIRD PARTY AGREEMENTS

The following schedule of Isis Third Party Agreements is provided by Isis to Alnylam, in connection with the Agreement. Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

This schedule and the information and disclosures contained in this schedule are intended only to qualify and limit the licenses granted by Isis to Alnylam in the Agreement and do not expand in any way the scope or effect of any such licenses.

AGREEMENTS PROVIDING RIGHTS TO THIRD PARTIES IN CERTAIN ISIS PATENT RIGHTS

[***]

AGREEMENTS GRANTING THIRD PARTIES RIGHTS TO CONDUCT TARGET VALIDATION

[***]

RESEARCH LICENSE AGREEMENTS

[***]

AGREEMENTS CONTAINING CROSS-LICENSES TO NEW TECHNOLOGY ARISING FROM PARTNER COLLABORATIONS

[***]

GOVERNMENT RIGHTS IN ISIS IP

1.	Government Rights - Inventions claimed in US Patent Applications: [***] were funded in part by a Small Business Innovation Research grant administered by the National Institutes of Health. Accordingly, the U.S. Federal Government retains certain rights to those inventions.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT 6.5(c)

ALNYLAM THIRD PARTY AGREEMENTS

In-License Agreements

1.	Co-Exclusive License Agreement between Max-Planck-Innovation GmbH (formerly Garching Innovation GmbH) and Alnylam Pharmaceuticals, Inc., dated December 20, 2002, as amended by Amendment dated July 2, 2003, the Requirements Amendment effective June 15, 2005, the Waiver Amendment effective August 9, 2007 and the Amendment to the Alnylam Co-Exclusive License Agreement dated as of March 14, 2011, by and between Alnylam Pharmaceuticals, Inc., on the one hand, and Whitehead Institute for Biomedical Research, Massachusetts Institute of Technology and Max-Planck-Innovation GmbH, on the other hand; and Co-Exclusive License Agreement between Max Planck Innovation GmbH (formerly Garching Innovation GmbH) and Alnylam Europe AG (formerly Ribopharma AG), dated July 30, 2003.

Other Third Party Agreements

1.	Amended and Restated License and Collaboration Agreement among Alnylam, Isis and Regulus Therapeutics Inc., dated January 1, 2009, as amended on June 7, 2010, October 25, 2011, and August 2, 2013.

2.	License and Collaboration Agreement between Alnylam and Takeda Pharmaceutical Company Limited dated May 27, 2008, as amended by letter agreements dated March 16, 2011 and August 18, 2009.

3.	License and Collaboration Agreement between Alnylam and F. Hoffmann-La Roche Ltd. and Hoffmann-La Roche Inc. dated July 8, 2007, as amended by that certain letter amendment dated May 29, 2008. This License and Collaboration Agreement has been assigned to Arrowhead Research Corporation.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT 8.2(c)

DESCRIPTION OF ALNYLAM ROYALTY OBLIGATIONS TO [***] EXISTING

AS OF THE EFFECTIVE DATE

As of the Effective Date, Alnylam has the following royalty obligations to [***]:

Alnylam is obligated to pay [***] running royalties on NET SALES (as defined in Alnylam’s agreements with [***]) of therapeutic and prophylactic LICENSED PRODUCTS (as defined in Alnylam’s agreements with [***]) by Alnylam and its SUBLICENSEES (as defined in Alnylam’s agreements with [***]) that range from [***]% ([***] percent) to [***]% ([***] percent) of NET SALES, depending on the level of NET SALES. Royalties payable by Alnylam to [***] are subject to the following Royalty Stacking provision:

“5.3 Royalty Stacking

(a) Third Party Licenses

In the event COMPANY or a SUBLICENSEE takes, for objective commercial and/or legal reasons, a license from any third party under any patent applications or patents that dominate the PATENT RIGHTS or is dominated by the PATENT RIGHTS in order to develop, make, use, sell or import any LICENSED PRODUCT (explicitly excluding, without limitation, any third party patents and patent applications for formulation, stabilization and delivery), then COMPANY is allowed to deduct [***] of any additional running royalties to be paid to such third party up to [***] of the running royalties stated in Section 5.2, from the date COMPANY has to pay running royalties to such third party. However, the running royalties stated in Section 5.2 shall not be reduced to less than a minimum of [***] of NET SALES in any case.

For avoidance of doubt, if COMPANY or a SUBLICENSEE takes a license to a third party target, COMPANY is in no event allowed to deduct any license fees for such target from running royalties due to [***] under this Agreement.”

Because Alnylam’s right to reduce its royalty obligations to [***] pursuant to the foregoing royalty stacking provision is not co-extensive with Isis’ right to reduce its royalty obligations to Alnylam pursuant to Section 8.2 of this Agreement, Isis’ right to reduce its royalty obligations to Alnylam pursuant to Section 8.2 of this Agreement is limited, pursuant to Section 8.2(c) of this Agreement, to the extent necessary to ensure that Isis’ royalty obligations to Alnylam are never less than Alnylam’s royalty obligations to [***] with respect to sales by Isis, its Affiliates and its sublicensees of any Isis Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-8

Alnylam Current Chemistry Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 20 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-9

Alnylam Current Motif and Mechanism Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 68 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1.11

Alnylam Excluded Technology

1.	All patent rights licensed to Alnylam under the license agreement between the [***] and Alnylam dated [***].

2.	All patent rights licensed to Alnylam under the license agreement between [***] dated [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-13

Alnylam Exclusive Target Excluded Technology

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-14

Alnylam Exclusive Target Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 84 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-17

Alnylam Extended Field Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Isis Current Chemistry Patents Schedule 1-52

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 48 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Isis Current Motif and Mechanism Patents Schedule 1-53

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 9 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ISIS EXCLUDED TECHNOLOGY SCHEDULE 1-57

The following schedule of Excluded Technology is provided by Isis Pharmaceuticals, Inc. to Alnylam Pharmaceuticals, Inc., in connection with the Agreement. Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

This schedule and the information and disclosures contained in this schedule are intended only to qualify and limit the licenses granted by Isis to Alnylam in the Agreement and do not expand in any way the scope or effect of any such licenses.

In the event of a conflict between this schedule of Excluded Technology and any other schedule or terms of the Agreement, this schedule will govern.

1.	INTELLECTUAL PROPERTY COVERING:

•	RNA processing, including modulation of [***];

•	PNA chemistry licensed or acquired from [***];

•	[***] chemistry licensed or acquired from [***];

•	[***] a Gene Target.

2.	[***]/4’-THIO CHEMISTRY.

4’-thio chemistries including patents licensed in from [***]

In addition, the following Patents in-licensed from [***] are excluded:

Isis Docket Number	Country	Status	Patent Number	Granted Date	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.	MCGILL UNIVERSITY (B)

In addition to certain manufacturing technology excluded by definition, the following Patents in-licensed from McGill University are excluded:

Isis Docket Number	Country	Status	Title
[***]	[***]	[***]	[***]

4.	WALDER PATENTS (B)

The Walder Patents are excluded. “Walder Patents” means and includes[***].

5.	MERCK NUCLEOSIDE

Single nucleosides, nucleotides or monomers claimed in Patents filed as of the Effective Date which are prosecuted by Merck and Co. are excluded. However if such Patents are necessary for Alnylam to practice the licenses granted under Section 5.1 with respect to a specific Alnylam Product, then Isis will include such necessary Patents in the licenses granted under Section 5.1.

6.	CARNEGIE INSTITUTION OF WASHINGTON.

Isis is not granting Alnylam any sublicense under the License Agreement dated January 28, 2005 between Isis and Carnegie Institution of Washington.

7.	GARCHING INNOVATION GMBH.

Isis is not granting Alnylam any sublicense under the Co-Exclusive License Agreement dated October 18, 2004 among Isis, Alnylam and Garching Innovation GmbH.

8.	MAX-PLANCK-INNOVATION GMBH.

Isis is not granting Alnylam any sublicense under the Co-Exclusive License Agreement dated April 27, 2009 among Isis, Alnylam and Max-Planck-Innovation GmbH.

(A)	Isis cannot sublicense the technologies marked with this footnote.
(B)	Although, Isis can sublicense the technologies marked with this footnote, such a sublicense carries additional financial and other obligations. Isis is willing to negotiate a separate sublicense agreement for these technologies.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ISIS EXCLUSIVE TARGET EXCLUDED TECHNOLOGY SCHEDULE 1-59

The following schedule of Isis Exclusive Target Excluded Technology is provided by Isis Pharmaceuticals, Inc. to Alnylam Pharmaceuticals, Inc., in connection with the Agreement. Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

This schedule and the information and disclosures contained in this schedule are intended only to qualify and limit the licenses granted by Isis to Alnylam in the Agreement and do not expand in any way the scope or effect of any such licenses.

In the event of a conflict between this schedule of Isis Exclusive Target Excluded Technology and any other schedule or terms of the Agreement, this schedule will govern.

1.	INTELLECTUAL PROPERTY COVERING:

•	RNA processing, including modulation of [***];

•	PNA chemistry licensed or acquired from [***];

•	[***] chemistry licensed or acquired from [***];

•	[***] a Gene Target.

2.	[***]/4’-THIO CHEMISTRY.

4’-thio chemistries including patents licensed in from [***]

In addition, the following Patents in-licensed from [***] are excluded:

Isis Docket Number	Country	Status	Patent Number	Granted Date	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.	MCGILL UNIVERSITY (B)

In addition to certain manufacturing technology excluded by definition, the following Patents in-licensed from McGill University are excluded:

Isis Docket Number	Country	Status	Title
[***]	[***]	[***]	[***]

4.	WALDER PATENTS (B)

The Walder Patents are excluded. “Walder Patents” means and includes [***].

5.	MERCK NUCLEOSIDE

Single nucleosides, nucleotides or monomers claimed in Patents filed as of the Effective Date which are prosecuted by Merck and Co. are excluded. However if such Patents are necessary for Alnylam to practice the licenses granted under Section 5.1 with respect to a specific Alnylam Product, then Isis will include such necessary Patents in the licenses granted under Section 5.1.

6.	CARNEGIE INSTITUTION OF WASHINGTON.

Isis is not granting Alnylam any sublicense under the License Agreement dated January 28, 2005 between Isis and Carnegie Institution of Washington.

7.	GARCHING INNOVATION GMBH.

Isis is not granting Alnylam any sublicense under the Co-Exclusive License Agreement dated October 18, 2004 among Isis, Alnylam and Garching Innovation GmbH.

8.	MAX-PLANCK-INNOVATION GMBH.

Isis is not granting Alnylam any sublicense under the Co-Exclusive License Agreement dated April 27, 2009 among Isis, Alnylam and Max-Planck-Innovation GmbH.

(A)	Isis cannot sublicense the technologies marked with this footnote.
(B)	Although, Isis can sublicense the technologies marked with this footnote, such a sublicense carries additional financial and other obligations. Isis is willing to negotiate a separate sublicense agreement for these technologies.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Isis Exclusive Target Patents Schedule 1-60

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 46 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Isis Extended Field Patents Schedule 1-63

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Isis Manufacturing Patents Schedule 1-66

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 5 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 1-69

ISIS RETAINED TARGETS

Isis Retained Special Targets:

[***]

Other Isis Retained Targets:

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Isis Special Patents Schedule 1-73

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Research Program Patents Schedule 1-97

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A

Isis Exclusive Targets

1. The human Factor XI gene (also known as coagulation factor XI, plasma thromboplastin antecedent, F11, FXI) and its protein product. As of the Second Restatement Date, the gene has NCBI Gene ID 2160, an example of an identifier for the Factor XI gene is NCBI RefSeq code NM_000128 and an example of an identifier for the Factor XI protein product is NCBI RefSeq code NP_000119.

2. The human Apo(a) gene (also known as apolipoprotein(a); LPA; Lipoprotein, Lp(a); Lp(a)) and its protein product. As of the Second Restatement Date, the gene has NCBI Gene ID 4018, an example of an identifier for the Apo(a) gene is NCBI RefSeq code NM_005577 and an example of an identifier for the Apo(a) protein product is NCBI RefSeq code NP_005568.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit B

Alnylam Exclusive Targets

1. The human antithrombin gene and its protein product, antithrombin (also known as SERPINC1, antithrombin3, AT3 and ATIII). As of the Second Restatement Date, an example of an identifier for the antithrombin gene is NCBI RefSeq code NM_000488 and an example of an identifier for the antithrombin protein product is NCBI RefSeq code NP_000479.

2. The human ALAS-1 gene and its protein product ALAS-1 (also known as ALAS, ALAS3, ALASH, aminolevulinate delta-synthase, Delta-ALA synthase, Delta-Aminolevulinate synthase 1, 5-aminolevulinic acid synthase 1, ALAS-H, 5-aminolevulinate synthase, MIG4, aminolevulinate synthase-1, AS1). As of the Second Restatement Date, an example of an identifier for the ALAS-1 gene is NCBI RefSeq code NM_000688 and an example of an identifier for the ALAS-1 protein product is NCBI RefSeq code NP_000679.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.